                                    FACSIMILE COVER SHEET

To:                          U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the
                             Supplemental Interest Trust created under the Pooling and Servicing
                             Agreement in respect of RAMP 2006-RZ5 Trust

Attention:                   Heakyung Chung, CSIN Marketer

Fax number:                  To be delivered by Heakyung Chung

Date:                        21 December 2006

Pages (including cover page):               8

Our Reference No: External ID: 9364682N / Risk ID: 563520002

Credit  Suisse  International  has entered into a  transaction  with you as  attached.  Please
find  attached  a  letter  agreement  (the  "Confirmation")   which  confirms  the  terms  and
conditions of the above transaction.

If you agree with the terms  specified  therein,  PLEASE  ARRANGE FOR THE  CONFIRMATION  TO BE
SIGNED  BY YOUR  AUTHORISED  SIGNATORIES  and  return  a  signed  copy to this  office  to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                     FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370               Telephone numbers: (212) 538-4437 / (212)
Facsimile number: (917) 326-8603                538-8297 / (212) 325-5119
Email:                                          Facsimile number: (212) 325-8173
list.otc-inc-accept-ny@credit-suisse.com
FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email:
list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual  or entity  to  which  it is  addressed  and may  contain  information  which  is  privileged  and confidential.  If the reader of this message is not the  intended  recipient or an employee or agent  responsible  for  delivering  the  message to the  intended  recipient,  you are hereby notified that any  dissemination,  distribution or copying of this  communication  is strictly prohibited.  If you have received this  communication  in error,  please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                              21 December 2006

U.S. Bank National Association, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RAMP 2006-RZ5 Trust
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292

External ID:  9364682N
______________________________________________________________________________

Dear Sir/Madam

The  purpose of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and conditions of the  Transaction  entered into between us on the Trade Date specified below (the
"Transaction").  This  Confirmation  constitutes  a  "Confirmation"  as  referred  to  in  the
Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS U.S.
BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED
UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF RAMP 2006-RZ5 TRUST

1.      The  definitions and provisions  contained in the 2000 ISDA  Definitions (as published by the International Swaps and Derivatives Association,  Inc.) (the "Definitions") are
        incorporated into this Confirmation.  In the event of any inconsistency  between those definitions  and  provisions and this  Confirmation,  this  Confirmation  will govern.
        References  herein to a  "Transaction"  shall be deemed  to be  references  to a "Swap
        Transaction" for the purposes of the 2000 ISDA Definitions.

        Any term used herein but not defined  herein  shall have the meaning  specified in the
        Pooling and Servicing Agreement,  dated as of December 1, 2006 among Residential Asset
        Mortgage Products,  Inc. as Depositor,  Residential  Funding Company,  LLC as Servicer
        and U.S. Bank National Association as Trustee for RAMP Series 2006-RZ5 Trust.

        This Confirmation supplements,  forms part of, and is subject to, the 1992 ISDA Master
        Agreement dated as of December 21, 2006 as amended and supplemented  from time to time
        (the  "Agreement"),  between you and us. All  provisions  contained  in the  Agreement govern this Confirmation except as expressly modified below.

        CSIN and Counterparty  each represents to the other that it has entered into this Swap
        Transaction in reliance upon such tax,  accounting,  regulatory,  legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

               Notional Amount:               For any Payment Date,  the Notional  Amount will
                                              be determined based on the following:

                                              1. If the sum of the  Principal  Balances of the
                                              Class A  Certificates  and Class M  Certificates
                                              (the   ending   balance  as   reported   on  the
                                              Trustee's   monthly   statement  to  Certificate
                                              Holders for the  Distribution  Date  immediately
                                              preceding  such  Payment  Date) is greater  than
                                              the   applicable   Lower   Bound  set  forth  in
                                              Additional  Terms and less  than the  applicable
                                              Upper Bound set forth in Additional  Terms,  the
                                              Notional  Amount  will  equal  the  sum  of  the
                                              Certificate  Principal  Balances  of the Class A
                                              Certificates  and Class M Certificates as of the
                                              Distribution  Date  immediately  preceding  such
                                              Payment  Date,  after giving  effect to payments
                                              on such Distribution Date.

                                              2.  If  the  sum of  the  Certificate  Principal
                                              Balances of the Class A  Certificates  and Class
                                              M  Certificates  (the ending balance as reported
                                              on   the   Trustee's    monthly   statement   to
                                              Certificate  Holders for the  Distribution  Date
                                              immediately  preceding  such  Payment  Date)  is
                                              less  than  or  equal  to the  applicable  Lower
                                              Bound  set  forth  in  Additional   Terms,   the
                                              Notional Amount will equal the applicable  Lower
                                              Bound  set  forth on  Additional  Terms for that
                                              Payment Date.

                                              3.  If  the  sum of  the  Certificate  Principal
                                              Balances of the Class A  Certificates  and Class
                                              M  Certificates  (the ending balance as reported
                                              on   the   Trustee's    monthly   statement   to
                                              Certificate  Holders for the  Distribution  Date
                                              immediately  preceding  such  Payment  Date)  is
                                              greater  than or equal to the  applicable  Upper
                                              Bound  set  forth  in  Additional   Terms,   the
                                              Notional Amount will equal the applicable  Upper
                                              bound  set  forth on  Additional  Terms for that
                                              Payment Date.

               Trade Date:                   15 December 2006

               Effective Date:               21 December 2006

               Termination Date:             25  December  2011,   subject  to  adjustment  in
                                             accordance   with  the  Following   Business  Day
                                             Convention;   provided,  however,  that  for  the
                                             purpose  of  determining  the  final  Fixed  Rate
                                             Payer  Period  End Date,  Termination  Date shall
                                             be subject to No Adjustment.

        Fixed Amounts:

               Fixed Rate Payer:             Counterparty

               Fixed Rate Payer
               Period End Dates:             The  25th  day of  each  month  commencing  on 25
                                             January 2007, subject to No Adjustment.

               Fixed Rate Payer
               Payment Dates:                One  Business  Day prior to the Fixed  Rate Payer
                                             Period End Date.

               Fixed Rate:                   5.150% per annum

               Fixed Rate
               Day Count Fraction:           30/360

        Floating Amounts:

               Floating Rate Payer:          CSIN

               Floating Rate Payer
               Period End Dates:             The  25th  day of  each  month  commencing  on 25
                                             January   2007,    subject   to   adjustment   in
                                             accordance   with  the  Following   Business  Day
                                             Convention.

               Floating Rate Payer
               Payment Dates:                One  Business  Day prior to the Fixed  Rate Payer
                                             Period End Date.

               Floating Rate Option:         USD-LIBOR-BBA

               Designated Maturity:          1 month;  provided  however,  with respect to the
                                             initial Floating Rate Payer  Calculation  Period,
                                             Linear  Interpolation shall apply with Designated
                                             Maturities of 1 month and 2 months.

               Spread:                       None

               Floating Rate
               Day Count Fraction:           Actual/360

               Reset Dates:                  The first day of each Calculation Period

               Compounding:                  Not Applicable

        Business Day:                        California, New York, Minnesota, Texas and
Illinois

        Calculation Agent:                   CSIN

        Upfront Payment:

               Upfront Payer:                Counterparty

               Upfront Amount:               USD 184,000.

               Upfront Payment Date:         Effective Date

3.      Account Details:

               Payments to CSIN:             As advised separately in writing

               Payments to Counterparty:     U.S. Bank National Association
                                             ABA:  091000022
                                             Account Number:  173103322058
                                             Ref:  RAMP Series 2006-RZ5 Trust
                                             OBI Attn: John Thomas
                                             Ref. Account No.: 108291001

4.      Calculation of Market Quotation or Loss following a designation of an Early
Termination    Date:

        Upon designation of an Early  Termination Date with respect to this  Transaction,  the relevant party in calculating the Market  Quotation or Loss, as appropriate,  for this
        Transaction  shall take into account the  anticipated  amortization  of the  aggregate
        Certificate   Principal   Balance  of  the  Class  A  Certificates  and  the  Class  M
        Certificates  for all  Calculation  Periods that would otherwise have ended on Payment
        Dates that would otherwise have fallen after such Early Termination Date.

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the  United  States of America  (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a  principal  with  respect  to this  Transaction  and  shall  have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction as principal.  The time at which the above  transaction was executed will be notified to Counterparty on request.

                                       ADDITIONAL TERMS

---------------------------- ------------------- ------------------
      PERIOD END DATE
 (SUBJECT TO ADJUSTMENT IN
    ACCORDANCE WITH THE
  FOLLOWING BUSINESS DAY
 CONVENTION IN RESPECT OF
  THE FLOATING RATE PAYER       LOWER BOUND         UPPER BOUND
     PERIOD END DATES)
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------
         01/25/07                  505,080,000
                                                    505,080,000
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         02/25/07                  497,255,777      501,246,693
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         03/25/07                  488,132,896      496,818,274
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         04/25/07                  477,738,176      491,802,731
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         05/25/07                  466,108,757      486,210,247
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         06/25/07                  453,292,082      480,053,111
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         07/25/07                  439,345,978      473,345,832
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         08/25/07                  424,338,404      466,105,018
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         09/25/07                  408,361,451      458,353,743
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         10/25/07                  391,612,456      450,113,423
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         11/25/07                  374,257,640      441,407,420
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         12/25/07                  357,550,700      432,260,938
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         01/25/08                  341,556,859      422,700,943
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         02/25/08                  326,291,710      412,756,035
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         03/25/08                  311,683,226      402,387,236
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         04/25/08                  297,555,118      391,443,058
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         05/25/08                  284,292,575      380,556,141
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         06/25/08                  271,590,167      369,531,314
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         07/25/08                  259,357,448      358,839,719
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         08/25/08                  246,783,424      348,449,112
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         09/25/08                  234,157,466      338,318,147
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         10/25/08                  212,044,072      328,353,883
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         11/25/08                  191,621,703      318,568,450
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         12/25/08                  173,307,207      306,989,724
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         01/25/09                  157,586,555      295,638,870
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         02/25/09                  144,032,342      284,696,049
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         03/25/09                  136,324,772      274,268,890
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         04/25/09                  129,514,208      264,388,129
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         05/25/09                  123,265,441      255,019,204
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         06/25/09                  117,338,215      247,407,233
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         07/25/09                  111,715,052      240,222,944
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         08/25/09                  105,921,008      231,982,276
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         09/25/09                99,765,854         222,005,335
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------
      PERIOD END DATE           LOWER BOUND         UPPER BOUND
 (SUBJECT TO ADJUSTMENT IN
    ACCORDANCE WITH THE
  FOLLOWING BUSINESS DAY
 CONVENTION IN RESPECT OF
  THE FLOATING RATE PAYER
     PERIOD END DATES)
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------
         10/25/09
                                 92,992,362         208,946,839
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         11/25/09                73,582,440         156,830,290
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         12/25/09                68,372,265         144,486,479
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         01/25/10                64,693,452         136,381,720
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         02/25/10                61,927,773         130,839,651
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         03/25/10                59,288,437         125,568,687
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         04/25/10                56,769,337         120,663,960
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         05/25/10                54,364,540         116,077,983
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         06/25/10                52,068,814         112,746,645
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         07/25/10                49,876,497         109,585,431
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         08/25/10                47,780,041         106,549,666
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         09/25/10                44,985,459         100,073,763
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         10/25/10                42,506,991         94,548,375
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         11/25/10                33,775,329         60,154,192
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         12/25/10                32,119,385         56,707,609
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         01/25/11                30,640,956         53,834,372
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         02/25/11                29,529,602         52,452,146
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         03/25/11                28,458,946         51,107,203
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         04/25/11                27,427,469         49,798,538
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         05/25/11                26,433,709         48,525,171
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         06/25/11                25,476,261         47,286,150
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         07/25/11                24,553,773         46,080,549
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         08/25/11                23,664,946         44,907,466
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         09/25/11                22,782,519         43,592,912
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         10/25/11                21,938,067         42,342,847
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------

         11/25/11                20,787,864         38,879,429
---------------------------- ------------------- ------------------
---------------------------- ------------------- ------------------
         12/25/11
                                 20,015,552         37,692,706
---------------------------- ------------------- ------------------

Confirm RAMP 2006-RZ5

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                   Yours faithfully,

                                                   Credit Suisse International

                                                   By:______________________________
                                                   Name:
                                                   Title:

Confirmed as of the date first written above:

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of RAMP 2006-RZ5 Trust

By:________________________________
Name:
Title:

(MULTICURRENCY--CROSS BORDER)
                                            ISDA(R)
                         International Swap Dealers Association, Inc.

                                       MASTER AGREEMENT
                                dated as of December 21, 2006

   CREDIT SUISSE INTERNATIONAL                     and                   U.S. BANK NATIONAL
           ("PARTY A")                                                ASSOCIATION, NOT IN ITS
                                                                      INDIVIDUAL CAPACITY BUT
                                                                       SOLELY AS SUPPLEMENTAL
                                                                     INTEREST TRUST TRUSTEE ON
                                                                     BEHALF OF THE SUPPLEMENTAL
                                                                    INTEREST TRUST CREATED UNDER
                                                                     THE POOLING AND SERVICING
                                                                    AGREEMENT IN RESPECT OF RAMP
                                                                           2006-RZ5 TRUST
                                                                            ("PARTY B")

have entered and/or anticipate  entering into one or more transactions  (each a "Transaction")
that are or will
be governed by this Master Agreement,  which includes the schedule (the  "Schedule"),  and the documents
and  other  confirming  evidence  (each  a  "Confirmation")   exchanged  between  the  parties
confirming those Transactions.

Accordingly, the parties agree as follows:--

1.      INTERPRETATION

(a)     DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will have the meanings therein specified for the purpose of this Master Agreement.

(b)     INCONSISTENCY.  In the  event  of any  inconsistency  between  the  provisions  of the
Schedule and the other  provisions of this Master  Agreement,  the Schedule  will prevail.  In the event of any  inconsistency  between the  provisions of any  Confirmation  and this Master
Agreement  (including the  Schedule),  such  Confirmation  will prevail for the purpose of the relevant Transaction.

(c)     SINGLE AGREEMENT.  All Transactions are entered into in reliance on the fact that this
Master  Agreement  and  all  Confirmations   form  a  single  agreement  between  the  parties
(collectively referred to as
this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

(i)     Each party will make each  payment or delivery  specified in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

(ii)    Payments  under this  Agreement will be made on the due date for value on that date in the place
        of the account  specified in the relevant  Confirmation or otherwise  pursuant to this
        Agreement,  in freely  transferable  funds and in the manner customary for payments in the  required  currency.  Where  settlement  is by  delivery  (that is,  other than by payment),  such  delivery  will be made  for  receipt  on the due  date in the  manner customary  for the  relevant  obligation  unless  otherwise  specified in the relevant
        Confirmation or elsewhere in this Agreement.

(iii)   Each  obligation of each party under  Section  2(a)(i) is subject to (1) the condition precedent
        that no Event of  Default or  Potential  Event of  Default  with  respect to the other party has occurred
        and is  continuing,  (2) the condition  precedent  that no Early  Termination  Date in respect of the relevant  Transaction has occurred or been  effectively  designated and
        (3) each other applicable condition precedent specified in this Agreement.

ISDA MASTER RAMP 2006-RZ5

value of that which was (or would have been)  required to be  delivered  as of the  originally scheduled date for delivery,  in each case  together  with (to the extent  permitted  under applicable  law) interest, in the currency, of such  amounts,  from (and  including)  the date such amounts or  obligations  were or would have been required to have  been paid or  performed to (but  excluding)  such  Early  Termination  Date,  at the Applicable Rate. Such
amounts  of  interest  will be  calculated  on the basis of daily  compounding  and the actual number of days elapsed.  The fair  market  value of any  obligation  referred to in clause (b)
above shall be reasonably determined  by the party  obliged to make the  determination  under
Section  6(e) or, if each party is so obliged, it shall be the average of the  Termination
Currency  Equivalents  of the fair market  values reasonably determined by both parties.

IN WITNESS  WHEREOF the parties have executed this document on the respective  dates specified below with effect from the date specified on the first page of this document.

                                                     U.S. BANK NATIONAL ASSOCIATION, not in its
                                                          individual capacity but solely as
                                                       Supplemental Interest Trust Trustee on
                                                      behalf of the Supplemental Interest Trust
                                                       created under the Pooling and Servicing
                                                               Agreement in respect of
           CREDIT SUISSE INTERNATIONAL                           RAMP 2006-RZ5 TRUST
                   ("Party A")                                       ("Party B")

By:___________________________________
Name:
Title:

By: __________________________________              By:_____________________________________
Name:                                               Name:
Title:                                              Title:

                                                                         SWAP SCHEDULE

                                           SCHEDULE
                                            TO THE
                                       MASTER AGREEMENT

                                dated as of December 21, 2006

                                           between

                                                       U.S. Bank National Association, not in its
                                             and     individual capacity but solely as Supplemental
        CREDIT SUISSE INTERNATIONAL                      Interest Trust Trustee on behalf of the
                                                      Supplemental Interest Trust created under the
                                                   Pooling and Servicing Agreement in respect of RAMP
                                                                     2006-RZ5 Trust
  _______________________________________               _________________________________________
                ("Party A")                                            ("Party B")

                                            PART 1

                                   TERMINATION PROVISIONS.

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

and in relation to Party B for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) CERTAIN EVENTS OF DEFAULT.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in
    Section 14 is deemed to be modified accordingly:

        Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
        Section  5(a)(ii)  (Breach of  Agreement)  will apply to Party A and will not apply to
        Party B.
        Section  5(a)(iii)  (Credit Support  Default) will apply to Party A and will not apply to Party B, unless Party A has posted  collateral  under the Credit Support Annex,  in which case Section 5(a)(iii)(1) will apply to Party B.
        Section  5(a)(iv)  (Misrepresentation)  will  apply to  Party A and will not  apply to
        Party B.
        Section  5(a)(v)  (Default under Specified  Transaction)  will not apply to Party A or
        Party B.
        Section  5(a)(vi)  (Cross  Default)  will apply to Party A and will not apply to Party
        B.  "SPECIFIED  INDEBTEDNESS"  shall have the meaning  specified in Section 14 of this
        Agreement and "THRESHOLD AMOUNT" means 3% of shareholder's equity of Party A.
        Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B;  PROVIDED that in respect of Party B, (i) clause (2)  thereof  shall not apply,  (ii) clause (4) thereof shall not apply to Party B to the extent that the relevant  proceeding  is  instituted by Party A in breach of Party A's agreement in Part 5(g) of this  Schedule,  (iii) the words "seeks or" shall be deleted from clause (6) thereof and any appointment  that is effected by or pursuant to the transaction  documents shall not constitute an Event of
        Default  under such clause (6),  (iv) clause (7) thereof  shall not apply,  (v) clause
        (8) thereof shall apply only to the extent not  inconsistent  with clauses (i) to (iv)
        of this sentence and (vi) clause (9) thereof shall not apply.
        Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

 (d)    TERMINATION  EVENTS.  The  following  Termination  Events will apply to the parties as specified below:

        Section 5(b)(i) (Illegality) will apply to Party A and Party B.
        Section  5(b)(ii)  (Tax  Event) will apply to Party A and Party B;  PROVIDED  that the words "(x) any action taken by a taxing authority,  or brought in a court of competent jurisdiction,  on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this  Agreement)
        or (y)" shall be deleted.
        Section  5(b)(iii) (Tax Event upon Merger) will apply to Party A and will not apply to
        Party B; PROVIDED  that in the event that Party A is the Affected  Party in respect of an event  described in Section  5(b)(iii),  Party A shall not be entitled to designate an Early Termination Date pursuant to such Section 5(b)(iii).
        Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e) The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

    (i) Loss will apply; subject to Part 5(y).

    (ii)       The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL  TERMINATION  EVENTS. The following  Additional  Termination Events will apply, in each  case  with  respect  to  Party B as the sole  Affected  Party  (unless  otherwise provided below):

    (i) Each of the following shall  constitute an Additional  Termination  Event with Party A as sole Affected Party:

(a)     An S&P  Collateralization  Event has occurred and is continuing and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in
                  Part 5(b)(2) and a Ratings  Event has neither  occurred  nor is  continuing.
                  Any event which  constitutes  an Additional  Termination  Event  pursuant to this Section 1(h)(i)(a) shall not constitute an Event of Default.

(b)     A Moody's  Collateralization  Event has  occurred and is  continuing,  and Party A has failed to comply  with or  perform  any  obligation  to  deliver  collateral under the Credit  Support  Annex and more than 30 Local  Business  Days have elapsed  since  the last time  that a  Moody's  Collateralization  Event had occurred  and was  continuing.  Any event which  constitutes  an  Additional
                  Termination  Event pursuant to this Section  1(h)(i)(b) shall not constitute an Event of  Default  (unless  such  event  constitutes  a  failure  to post collateral  pursuant to the terms of the Credit  Support  Annex in breach of
                  Part 5(b)(4)).

(c)     A Fitch  Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in
                  Part 5(b)(2) and a Ratings  Event has neither  occurred  nor is  continuing.
                  Any event which  constitutes  an Additional  Termination  Event  pursuant to this Section 1(h)(i)(c) shall not constitute an Event of Default.

(d)     A Ratings Event has occurred and is  continuing  and Party A has failed to comply with or perform any  obligation  to be complied  with or  performed by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in Part  5(b)(4)
                  and in the  case of a  Moody's  Ratings  Event,  (i) at least  one  Eligible
                  Replacement  has made a Live Bid to be the  transferee  of a transfer  to be made in  accordance  with the terms  hereof  and/or (ii) at least one entity that  satisfies  the  Hedge  Counterparty  Ratings  Requirements  is able to provide an  Eligible  Guarantee  in respect of all of Party A's  present and future  obligations  under this Agreement subject to the satisfaction of the
                  S&P  Ratings  Condition.  The  failure by Party A to comply  with or perform any  obligation  (other than the obligation to post  collateral  pursuant to the terms of the Credit  Support  Annex) to be complied with or performed by
                  Party A in accordance  with the "Downgrade  Provisions" as set forth in Part
                  5(b)(4) will  constitute  an Additional  Termination  Event and not an Event
                  of Default.

    (ii)       The  Pooling  and  Servicing  Agreement  dated as of  December  1,  2006  among
        Residential Asset Mortgage Products,  Inc. as Depositor,  Residential Funding Company,
        LLC  as  Master  Servicer,   and  U.S.  Bank  National   Association  as  Trustee  and
        Supplemental  Interest  Trust  Trustee as amended and  supplemented  from time to time
        (the PSA or the POOLING AND  SERVICING  AGREEMENT)  or other  transaction  document is amended or modified  (other than an amendment or  modification  solely to  accommodate replacement  agents to the  transaction,  e.g.,  servicer,  manager) without the prior written  consent of Party A, where such consent is required under the terms of the PSA
        (such  consent  not  to  be  unreasonably  withheld).   For  all  purposes  hereunder,
        including in the Credit Support Annex and each Confirmation,  "Trustee" shall mean the
        Supplemental Interest Trust Trustee for the Supplemental Interest Trust under the PSA.

    (iii)      The termination of the Trust (as hereinafter  defined) pursuant to Section 9.01 of  the  PSA,  provided,  however,  that  notwithstanding  Section  6(b)(iv)  of  this
        Agreement,  either party may  designate an Early  Termination  Date in respect of this
        Additional Termination Event.

    (iv)       Upon the occurrence of a Swap Disclosure  Event (as defined in Part 5(u) below)
        Party A has not,  within 10 days after such Swap Disclosure  Event,  complied with any of the  provisions  set  forth  in Part  5(u)(iii)  below.  For all  purposes  of this
        Agreement,  Party A shall be the sole Affected Party with respect to the occurrence of an Additional Termination Event described in this Part 1(h)(iv).

                                            PART 2

                                     TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party B will make any representations.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party B will make any representations.

                                            PART 3

                               AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

------------------------------ ------------------------------ ---------------------------
PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/CERTIFICATE      DATE BY WHICH TO BE
DOCUMENT                                                      DELIVERED
------------------------------ ------------------------------ ---------------------------
------------------------------ ------------------------------ ---------------------------
Party A                        U.S. Internal Revenue
                               Service Form W-8IMY and (or    (i) Before the first
                               any successor form thereto),   Payment Date under this
                               together with appropriate      Agreement, (ii) promptly
                               attachments.                   upon reasonable demand by
                                                              Party B, and (iii)
                                                              promptly upon learning
                                                              that any such Form
                                                              previously provided by
                                                              Party A has become
                                                              obsolete or incorrect.

------------------------------ ------------------------------ ---------------------------
------------------------------ ------------------------------ ---------------------------

Party B                        U.S. Internal Revenue          (i) Before the first
                               Service Form W-9 (or any       Payment Date under this
                               successor thereto).            Agreement, (ii) promptly
                                                              upon reasonable demand by
                                                              Party A, and (iii)
                                                              promptly upon learning
                                                              that any such Form
                                                              previously provided by
                                                              Party B has become
                                                              obsolete or incorrect.

                                                              to be provided upon
                                                              request
                               Tax forms relating to the
                               beneficial owner of payments
                               to Party B under this
                               Agreement from time to time

------------------------------ ------------------------------ ---------------------------

(b) Other documents to be delivered are:--

-------------- -------------------------------------------------- ------------------ ----------------
    PARTY                  FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO     COVERED BY
 REQUIRED TO                                                        BE DELIVERED      SECTION 3(D)
   DELIVER                                                                           REPRESENTATION
  DOCUMENT
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party A        Certified copy of the board of directors           Concurrently       Yes
               resolution (or equivalent authorizing              with the
               documentation) which sets forth the authority of   execution and
               each signatory to this Agreement and each Credit   delivery of this
               Support Document (if any) signing on its behalf    Agreement.
               and the authority of such party to enter into
               Transactions contemplated and performance of its
               obligations hereunder.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party A and    Incumbency certificate (or, if available the       Concurrently       Yes
Party B        current authorized signature book or equivalent    with the
               authorizing documentation) specifying the names,   execution and
               titles, authority and specimen signatures of the   delivery of this
               persons authorized to execute this Agreement       Agreement unless
               which sets forth the specimen signatures of each   previously
               signatory to this Agreement, each Confirmation     delivered and
               and each Credit Support Document (if any)          still in full
               signing on its behalf.                             force and effect.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party A and B  An opinion of counsel to such party (or, in the    Concurrently       No
               case of Party B, counsel to the Trustee) as to     with the
               the enforceability of this Agreement that is       execution and
               reasonably satisfactory in form and substance to   delivery of the
               the other party.                                   Confirmation
                                                                  unless
                                                                  previously
                                                                  delivered and
                                                                  still in full
                                                                  force and effect.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party B        An opinion of counsel to the Trustee as to the     Upon execution     No
               enforceability of the PSA that is reasonably       of this Agreement
               satisfactory in form and substance to the other
               party.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party B        Such other information in connection with the      Upon request       No
               Certificates or the PSA in the possession of
               Party B as Party A may reasonably request.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party B        An executed copy of the PSA .                      Promptly  upon     Yes
                                                                  receipt by Party
                                                                  B and such
                                                                  delivery shall
                                                                  be satisfied by
                                                                  posting on Party
                                                                  B's website
                                                                  http://www.usbank.com/mbs
-------------- -------------------------------------------------- ------------------ ----------------

                                           PART 4.

                                        MISCELLANEOUS.

(a) ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this Agreement:

    Party A:

   (1)  Address for notices or communications to Party A (other than by facsimile):-

       Address:  One Cabot Square      Attention:    (1) Head of Credit Risk Management;
                 London E14 4QJ                      (2) Managing Director -
                 England                                 Operations Department;
                                                     (3) Managing Director - Legal Department

       Telex No.:264521                Answerback:        CSI G

        (For all purposes.)

   (2)  For the purpose of facsimile  notices or  communications  under this Agreement  (other than a notice or communication under Section 5 or 6):-

        Facsimile No.:44 20 7888 2686
        Attention:    Managing Director - Legal Department

        Telephone number for oral  confirmation of receipt of facsimile in legible form: 44 20
        7888 2028
        Designated  responsible employee for the purposes of Section 12(a)(iii):  Senior Legal
Secretary

    Party B:

    Address for notices or communications to Party B:

               RAMP Series 2006-RZ5 Trust
               c/o U.S. Bank National Association
               EP-MN-WS3D
               60 Livingstone Avenue
               St Paul, MN 55107
               Tel: (651) 495 8090
               Facsimilie: (651) 495 3880

               (For all purposes.)

               With a copy to (for all purposes):

               Residential Funding Corporation
               8400 Normandale Lake Blvd
               Minneapolis MN 55437
               Tel: (952) 857 6560
               Facsimilie: (952) 352 0503
               Attn: RAMP 2006-RZ5 Trust

(b) PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

    Party A appoints as its Process Agent:

               Credit Suisse Securities (USA) LLC
               Eleven Madison Avenue
               New York, NY 10010

               Attention:    General Counsel
                             Legal and Compliance Department

    Party B appoints as its Process Agent:  Not applicable.

(c) OFFICES. With respect to Party A, the provisions of Section 10(a) will apply to this
    Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

    Party A is not a Multibranch Party.
    Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A.

(f) CREDIT SUPPORT DOCUMENT. Credit Support Document means:-

    With respect to Party A:  The Credit Support Annex and any guarantee that is provided to
    Party B pursuant to Part 5 (b) below.

    With respect to Party B:  The Credit Support Annex.

(g) CREDIT SUPPORT PROVIDER.

    Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5 (b) below, the guarantor providing such guarantee.
    Credit Support Provider means in relation to Party B:  Not applicable.

(h) GOVERNING LAW. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and
    5-1402).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each Transaction hereunder.

(j) "AFFILIATE."  "Affiliate" shall have the same meaning specified in Section 14 of this
    Agreement, provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement.

                                           PART 5.

                                      OTHER PROVISIONS.

(a) DEFINITIONS.

    Any  capitalized  terms used but not otherwise  defined in this  Agreement  shall have the meanings  assigned to them (or  incorporated by reference) in the PSA. In the event of any inconsistency  between  the  terms  of this  Agreement  and the  terms  of the  PSA,  this
    Agreement will govern.

(b) DOWNGRADE PROVISIONS.

    (1) It shall be a collateralization event (COLLATERALIZATION EVENT) if:

           (A) with respect to each Relevant  Entity,  so long as Moody's  Investor  Services,
           Inc.  (MOODY'S) is currently  rating the  Certificates and either (i) such Relevant
           Entity  has  both  a  long-term  and  short-term  rating  by  Moody's  and  (x) the
           unsecured,   unguaranteed   and  otherwise   unsupported   long-term   senior  debt
           obligations  of such Relevant  Entity are rated "A3" or below by Moody's or (y) the unsecured,  unguaranteed and otherwise  unsupported  short-term debt obligations of such  Relevant  Entity are rated "P-2" or below by Moody's,  or (ii) no  short-term rating is available  from Moody's and the  unsecured,  unguaranteed  and  otherwise unsupported  long-term  senior debt  obligations of such Relevant  Entity are rated
           "A2" or below by Moody's (such event, a MOODY'S COLLATERALIZATION EVENT), or

           (B) with  respect  to each  Relevant  Entity,  so long as Fitch,  Inc.  (FITCH)  is currently rating the  Certificates  and either (i) the unsecured,  unguaranteed and otherwise  unsupported  long-term  senior debt  obligations of such Relevant Entity are rated "A" or below by Fitch or (ii) the unsecured,  unguaranteed  and otherwise unsupported  short-term  debt  obligations  of Party A  are rated "F-2" or below by
           Fitch (such event, a FITCH COLLATERALIZATION EVENT).

           (C) with respect to each  Relevant  Entity,  so long as by Standard & Poor's Rating
           Services, a division of The McGraw-Hill  Companies,  Inc. (S&P) is currently rating
           the  Certificates  and  either  (i)  the  unsecured,   unguaranteed  and  otherwise
           unsupported  short-term  debt  obligations of such Relevant  Entity are rated "A-2"
           or below by S&P or (ii) if such Relevant  Entity does not have a short-term  rating from S&P, the unsecured,  unguaranteed and otherwise  unsupported  long-term senior debt  obligations  of  Party A  are rated "A" or below by S&P (such  event,  an S&P
           COLLATERALIZATION EVENT).

           RELEVANT  ENTITY  means Party A and any  guarantor  under an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

    (2) Without prejudice to Party A's obligations under the Collateral Support Annex,  during any period in which a Collateralization Event is occurring,  Party A shall, at its own expense and within thirty (30) Business  Days of such  Collateralization  Event (or 30 calendar  days,  in the  case of an S&P  Collateralization  Event),  either  (i)  post collateral  according  to the  terms of the 1994  ISDA  Credit  Support  Annex to this
        Schedule,  including  Paragraph 13 thereof (the CREDIT SUPPORT ANNEX), (ii) furnish an
        Eligible  Guarantee (as defined below) of Party A's  obligations  under this Agreement that is (in the case of an S&P  Collateralization  Event) subject to the  satisfaction of the S&P Ratings  Condition from a guarantor  that satisfies the Hedge  Counterparty
        Ratings  Requirement (as defined  herein),  or (iii) obtain a substitute  counterparty
        (and provide  prior written  notice to each Rating  Agency with respect  thereto) that
        (a) is reasonably  acceptable to Party B, (b) satisfies the Hedge Counterparty Ratings
        Requirement and (c) assumes the  obligations of Party A under this Agreement  (through an assignment and assumption agreement in form and substance  reasonably  satisfactory to Party B) or replaces the outstanding  Transactions  hereunder with  transactions on identical terms, except that Party A shall be replaced as counterparty,  PROVIDED that such substitute counterparty,  as of the date of such assumption or replacement,  must not,  as a result  thereof,  be required to withhold or deduct on account of tax under the  Agreement  or the  new  transactions,  as  applicable,  and  such  assumption  or replacement  must not lead to a  termination  event or event of default  occurring  in respect of the new transactions,  as applicable,  PROVIDED FURTHER,  that (in the case of an S&P Collateralization  Event) satisfaction of the S&P Ratings Condition shall be required  for any transfer of any  Transactions  under this Part  5(b)(2)(iii)  unless such transfer is in connection  with the  assignment  and assumption of this Agreement by such substitute  counterparty  without  modification  of its terms,  other than the following  terms:  party name,  dates relevant to the effective date of such transfer, tax representations  (provided that the representations in Part 2(a) are not modified)
        and any other representations  regarding the status of the substitute  counterparty of the type  included  in  Section  (c) of this Part 5 and notice  information  (in which case,  Party A shall  provide  written  notice to S&P with  respect  thereto).  To the extent  that Party A elects or is required  to post  collateral  pursuant to this Part
        5(b)(1)  following  an S&P  Collateralization  Event,  Party A shall  deliver  to each
        Rating  Agency (with a copy to the Trustee)  within  thirty (30)  calendar days of the occurrence  of such  Collateralization  Event an opinion  acceptable  to S&P as to the enforceability  of the Credit Support Annex and which  confirms that,  notwithstanding the  commencement  of a case under the  Bankruptcy  Code with  respect to Party A, the collateral  will  (a) be  available  to  meet  swap  obligations  notwithstanding  the automatic  stay and (b) if delivered  pre-bankruptcy,  will not be subject to recovery as  preferences  or  constructive  fraudulent  conveyances,  in each case  subject  to standard qualifications and assumptions.

        ELIGIBLE  GUARANTEE means an unconditional and irrevocable  guarantee that is provided by a guarantor as principal  debtor rather than surety and is directly  enforceable by
        Party B, where either (A) a law firm has given a legal  opinion  confirming  that none of the  guarantor's  payments  to Party B under  such  guarantee  will be  subject  to withholding  for Tax or (B) such  guarantee  provides  that,  in the event that any of such  guarantor's  payments  to Party B are  subject  to  withholding  for  Tax,  such guarantor  is required to pay such  additional  amount as is  necessary to ensure that the net amount actually  received by Party B (free and clear of any  withholding  tax)
        will equal the full amount Party B would have  received had no such  withholding  been required.

        An entity shall satisfy the HEDGE COUNTERPARTY  RATINGS  REQUIREMENT if (a) either (i)
        the unsecured,  unguaranteed and otherwise unsupported  short-term debt obligations of the  entity  are  rated at least  "A-1" by S&P or (ii) if the  entity  does not have a short-term  rating from S&P, the  unsecured,  unguaranteed  and otherwise  unsupported long-term  senior debt  obligations  of the entity are rated at least "A+" by S&P, (b)
        either (i) the unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations of such entity are rated at least "A3" by Moody's and the unsecured, unguaranteed and otherwise unsupported  short-term debt obligations of such entity are rated at least "P-2" by Moody's (if such  entity has both a long-term  and  short-term rating from  Moody's) or (ii) if such  entity does not have a  short-term  debt rating from Moody's, the unsecured,  unguaranteed and otherwise  unsupported long-term senior debt  obligations of such entity are rated at least "A3" by Moody's and (c) either (i)
        the  unsecured,   unguaranteed  and  otherwise   unsupported   long-term  senior  debt
        obligations of such  substitute  counterparty  are rated at least "A" by Fitch or (ii)
        the unsecured,  unguaranteed and otherwise unsupported  short-term debt obligations of such  substitute  counterparty  are rated at least "F1" by Fitch.  For the  purpose of this definition,  no direct or indirect  recourse against one or more  shareholders of the entity (or  against any Person in control of, or  controlled  by, or under  common control  with,  any such  shareholder)  shall be deemed  to  constitute  a  guarantee, security or support of the obligations of the entity.

        S&P RATINGS  CONDITION shall mean prior written  confirmation from S&P that a proposed action will not cause the downgrade or  withdrawal of the then current  ratings of any outstanding Certificates.

        RATING AGENCY shall mean each of S&P, Moody's and Fitch

    (3) It shall be a ratings event  (RATINGS  EVENT) if at any time after the date hereof (A)
        so long as S&P is  currently  rating the  Certificates  and either (i) the  unsecured, unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations  of each
        Relevant Entity are rated "BB+" or below by S&P, (ii) the unsecured,  unguaranteed and otherwise  unsupported  short-term debt  obligations of each Relevant Entity are rated
        "A3" or below by S&P or (iii) if at any time after the date hereof S&P  withdraws  all of each  Relevant  Entity's  ratings and no longer  rates any  Relevant  Entity  (such event,  an S&P  RATINGS  EVENT),  (B) so long  as  Moody's  is  currently  rating  the
        Certificates  and either (i) the  unsecured,  unguaranteed  and otherwise  unsupported long-term  senior debt obligations of each Relevant Entity are unrated or rated "Baa1"
        or below by Moody's (or such rating is withdrawn) or (ii) the unsecured,  unguaranteed and otherwise  unsupported  short-term  debt  obligations of each Relevant  Entity are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn)  (such event, a MOODY'S RATINGS EVENT) or (C) so long as Fitch is currently  rating the Certificates and either (i) the unsecured,  unguaranteed and otherwise unsupported long-term senior debt  obligations of each Relevant Entity are rated below "BBB+" by Fitch, or (ii) the unsecured,  unguaranteed and otherwise unsupported short-term debt obligations of each
        Relevant Entity are rated below "F2" by Fitch (such event, a FITCH RATINGS EVENT).

     (4)       Following a Ratings Event, Party A shall take the following actions:

           (a) in the case of an S&P Ratings Event,  Party A,  at its sole expense,  shall (i)
           within  10  Business  Days,  subject  to  extension  upon  satisfaction  of the S&P
           Ratings  Condition,  of the Ratings Event,  obtain a substitute  counterparty  (and provide  written  notice to each Rating  Agency  with  respect  thereto),  that (A)
           satisfies  the  Hedge  Counterparty   Ratings   Requirement  and  (B)  assumes  the
           obligations of Party A under this  Agreement  (through an assignment and assumption agreement in form and  substance  reasonably  satisfactory  to Party B) or replaces the  outstanding  Transactions  hereunder  with  transactions  on identical  terms, except  that  Party A  shall  be  replaced  as  counterparty,  PROVIDED  that  such substitute  counterparty,  as of the date of such assumption or  replacement,  must not,  as a result  thereof,  be  required  to  withhold or deduct on account of tax under the Agreement or the new  transactions,  as applicable,  and such  assumption or replacement must not lead to a termination  event or event of default  occurring
           in  respect  of  the  new  transactions,  as  applicable;   PROVIDED  FURTHER  that
           satisfaction  of the  S&P  Ratings  Condition  shall  be  required  within  such 10
           Business  Days  or  longer  period,   as  applicable,   for  any  transfer  of  any
           Transaction  under this clause (a)(i)  unless such  transfer is in connection  with the assignment and assumption of this Agreement  without  modification of its terms by such  counterparty,  other than the following terms:  party name, dates relevant to the effective  date of such  transfer,  tax  representations  (provided that the representations  in Part  2(a)  are not  modified)  and any  other  representations regarding  the  status  of the  substitute  counterparty  of the type  included  in
           Section (c) of this Part 5 and notice  information  (in which  case,  Party A shall provide  prior  written  notice to S&P and the Trustee  with  respect  thereto) and
           (ii) post collateral according to the terms of the Credit Support Annex; and

           (b) in the case of a Moody's  Ratings Event or a Fitch Ratings Event,  Party A,  at
           its sole  expense,  shall (i) use  commercially  reasonable  efforts to, as soon as
           reasonably   practicable,   (A)  furnish  an  Eligible   Guarantee   of  Party  A's
           obligations  under this Agreement from a guarantor that satisfies  paragraph (b) of
           the  definition  of  Hedge  Counterparty   Ratings  Requirement  or  (B)  obtain  a
           substitute  counterparty  (and provide prior  written  notice to each Rating Agency with respect  thereto) that (1) is reasonably  acceptable to Party B, (2) satisfies the paragraph (b) of the definition of Hedge Counterparty  Ratings  Requirement and
           (3)  assumes  the  obligations  of  Party  A  under  this  Agreement   (through  an
           assignment and assumption agreement in form and substance  reasonably  satisfactory to Party B) or replaces the outstanding  Transactions  hereunder with  transactions on  substantially  the  same  terms,  including  rating  triggers,  credit  support documentation  and other  provisions of this  Agreement,  except that Party A shall be replaced as  counterparty,  PROVIDED that such  substitute  counterparty,  as of the date of such  assumption  or  replacement,  must not, as a result  thereof,  be required  to withhold  or deduct on account of tax under the  Agreement  or the new transactions,  as applicable,  and such assumption or replacement  must not lead to a  termination  event  or  event  of  default  occurring  in  respect  of  the  new transactions,  as  applicable  and (ii) post  collateral  according to the terms of the Credit Support Annex.

           RATING AGENCY APPROVAL shall mean prior written confirmation from S&P and Moody's that such action will not cause them to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(c) Section  3(a) of this  Agreement  is hereby  amended to include the  following  additional representations after paragraph 3(a)(v):

    (vi) ELIGIBLE CONTRACT PARTICIPANT.  It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the  regulations (17 C.F.R.  35)  promulgated  under and as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

    (vii) INDIVIDUAL NEGOTIATION.  This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

    (viii)  RELATIONSHIP  BETWEEN PARTY A AND PARTY B. Subject as provided in Part 5(f),  each of Party A and Party B will be deemed  to  represent  to the other on the date on which it enters  into a  Transaction  or an  amendment  thereof  that  (absent a written  agreement between  Party  A and  Party  B that  expressly  imposes  affirmative  obligations  to the contrary for that Transaction):

        (1)    CAPACITY.  Party A  represents  to Party B on the date on which  Party A enters into this  Agreement  that it is entering into the Agreement  and the  Transaction  as principal  and not as agent of any person.  Party B represents  to Party A on the date on which  Party B enters this  Agreement  it is entering  into the  Agreement  and the
        Transaction not in its individual  capacity but solely in its capacity as Supplemental
        Interest Trustee.

        (2)    NON-RELIANCE.  Party A is acting for its own account and with  respect to Party
        B, the Trustee is executing this Agreement as  supplemental  interest trust trustee on behalf of the Trust.  Each party has made its own independent  decisions to enter into that  Transaction  and as to whether that  Transaction is appropriate or proper for it based  upon its own  judgment  and upon  advice  from such  advisors  as it has deemed necessary.  It is not  relying  on any  communication  (written  or oral) of the other party as investment advice or as a recommendation  to enter into that Transaction;  it
        being  understood  that  information  and  explanations   related  to  the  terms  and
        conditions  of  a  Transaction  shall  not  be  considered   investment  advice  or  a
        recommendation  to enter into that  Transaction.  No  communication  (written or oral)
        received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of that Transaction.  Notwithstanding the foregoing,  in the case of the Trustee, it has been directed by the PSA to enter into this Transaction.

        (3)    EVALUATION AND  UNDERSTANDING.  It is capable of evaluating  and  understanding
        (on its own behalf or through independent  professional  advice),  and understands and accepts,  the  terms,  conditions  and risks of this  Agreement  and each  Transaction hereunder.  It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction  hereunder.  Notwithstanding the foregoing,  in the  case  of the  Trustee,  it has  been  directed  by the  PSA to  enter  into  this
        Transaction.

        (4)    STATUS OF PARTIES.  The other party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

    ACTIONS AFFECTING  REPRESENTATIONS.  Party B agrees not to take any action during the term of this  Agreement or any  Transaction  hereunder  that renders or could render any of the representations and warranties in this Agreement untrue,  incorrect,  or incomplete,  and, if any event or  condition  occurs that  renders or could  render any such  representation untrue, incorrect, or incomplete,  Party B will immediately give written notice thereof to
    Party A.

(e) TRANSFER.

    (i)  Section 7 is hereby amended to read in its entirety as follows:

        Except as stated under Section  6(b)(ii),  provided that to the extent Party A makes a transfer  pursuant to Section  6(b)(ii) it will provide a prior written  notice to the
        Rating Agencies of such transfer,  neither Party A nor Party B is permitted to assign, novate or transfer  (whether by way of  security or  otherwise)  as a whole or in part any of its rights,  obligations or interests  under this Agreement or any  Transaction without the prior  written  consent of the other party;  PROVIDED,  HOWEVER,  that (i)
        Party A may make such a transfer  of this  Agreement  pursuant to a  consolidation  or amalgamation  with,  or merger with or into, or transfer of  substantially  all of its assets to, another entity, or an  incorporation,  reincorporation  or  reconstitution, and (ii) Party A may transfer this  Agreement to any Person that is an office,  branch or affiliate of Party A (any such Person,  office, branch or affiliate,  a TRANSFEREE)
        on at least five Business Days' prior written  notice to Party B; PROVIDED that,  with respect to clause (ii),  (A) as of the date of such transfer the  Transferee  will not be required to  withhold  or deduct on account of a Tax from any  payments  under this
        Agreement  unless the  Transferee  will be  required to make  payments  of  additional amounts  pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax; (B)
        a  Termination  Event or Event of Default  does not occur  under this  Agreement  as a result of such  transfer;  (C) such  notice  is  accompanied  by a written  instrument pursuant to which the  Transferee  acquires and assumes the rights and  obligations of
        Party A so transferred;  and (D) Party A will be responsible for any costs or expenses incurred in connection  with such  transfer.  Party B will execute such  documentation as is  reasonably  deemed  necessary  by  Party A for  the  effectuation  of any  such transfer.  Notwithstanding  the  foregoing,  no  transfer  shall  be made  unless  the transferring party obtains a written  acknowledgment  from each of the Rating Agencies that,  notwithstanding  such transfer,  the  then-current  ratings of the Certificates will not be reduced or withdrawn,  PROVIDED,  HOWEVER,  that this provision  shall not apply to any transfer  that is made  pursuant to the  provisions  of Part 5(b) of this
        Agreement.

        Except as specified otherwise in the documentation  evidencing a transfer,  a transfer of all the  obligations  of  Party A made  in  compliance  with  this  Section  7 will constitute  an  acceptance  and  assumption  of  such  obligations  (and  any  related interests so transferred) by the Transferee,  a novation of the transferee in place of
        Party A with respect to such obligations  (and any related  interests so transferred), and a release and  discharge  by Party B of Party A from,  and an agreement by Party B not to make any  claim for  payment,  liability,  or  otherwise  against  Party A with respect to, such obligations from and after the effective date of the transfer.

        In addition,  Party A may transfer this Agreement without the prior written consent of the  Trustee  on  behalf  of  Party B but with  prior  written  notice  to S&P and the
        Trustee,  to an Affiliate of Party A that (i) satisfies the Hedge Counterparty  Rating
        Requirements or that has furnished a guarantee,  subject to S&P Ratings Condition,  of the  obligations  under this  Agreement  from a  guarantor  that  satisfies  the Hedge
        Counterparty  Rating  Requirements  and  (ii) as of the  date of  such  transfer  such
        Affiliate  will not be  required  to  withhold  or deduct on account of a Tax from any payments under this Agreement  unless such Affiliate will be required to make payments of additional  amounts pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax;  provided that  satisfaction  of the S&P Ratings  Condition will be required unless such  transfer is in  connection  with the  assignment  and  assumption of this
        Agreement  by such an  Affiliate  without  modification  of its terms,  other than the following  terms:  party name,  dates relevant to the effective date of such transfer, tax representations  (provided that the representations in Part 2(a) are not modified)
        and  any  other  representations  regarding  the  status  of  such  an  Affiliate  the substitute  counterparty of the type included in Section (c) of this Part 5 and notice information  (in which case,  Party A shall provide written notice to S&P with respect thereto).

    (ii)        If an Eligible  Replacement  has made a Firm Offer  (which means an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted Transfer,  Party B shall, at Party A's written request and at Party A's expense,  take any reasonable steps required to be taken by Party B in accordance with the PSA to effect such transfer.

(f) TRUSTEE  CAPACITY.  It is expressly  understood  and agreed by the parties hereto that (i)
    this  Agreement is executed and delivered by U.S. Bank National  Association  (U.S.  BANK)
    not  individually or personally but solely as  Supplemental  Interest Trust Trustee of the
    RAMP Series 2006-RZ5  Supplemental Interest Trust created pursuant to the PSA (the TRUST), in the  exercise  of the powers and  authority  conferred  and vested in it under the PSA,
    (ii) each of the  representations,  undertakings and agreements herein made on the part of the  Trust  is  made  and  intended  not as  personal  representations,  undertakings  and agreements  by U.S.  Bank but is made and  intended  for the  purpose of binding  only the
    Trust,  (iii)  nothing  herein  contained  shall be construed as creating any liability on the part of U.S.  Bank,  individually  or  personally,  to  perform  any  covenant  either expressed or implied contained herein, all such liability,  if any, being expressly waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto and (iv) under no  circumstances  shall U.S. Bank be personally  liable for the payment of any  indebtedness  or  expenses of the Trust or be liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken by the Trust under this  Agreement or any other related  documents as to all of which  recourse  shall be had solely  to the  assets  of the  Trust in  accordance  with the  terms of the  Pooling  and
    Servicing Agreement.

(g) PROCEEDINGS.  Party A shall not  institute  against or cause any other person to institute against,  or join any other person in  instituting  against  Party B or the trust  created
    pursuant  to  the  Pooling  and  Servicing  Agreement,  any  bankruptcy,   reorganization,
    arrangement,  insolvency  or  liquidation  proceedings,  or other  proceedings  under  any federal or state bankruptcy,  dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect,  following indefeasible payment in full of the Certificates.  Nothing shall preclude,  or be deemed to stop, Party
    A (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the applicable  preference period then in effect, in (A) any case or  proceeding  voluntarily  filed or  commenced  by  Party B or (B) any  involuntary insolvency  proceeding  filed or  commenced  by a Person  other  than  Party A,  (ii) from commencing  against  Party B or any of the Mortgage  Loans any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency, moratorium, liquidation or similar proceeding,  or (iii) from taking any action (not otherwise  mentioned in this  paragraph)
    which will  prevent an  impairment  of any right  afforded  to it under the PSA as a third party beneficiary. This provision shall survive termination of this Agreement.

(h) CHANGE OF ACCOUNT.  Section 2(b) of this  Agreement  is hereby  amended by the addition of the following after the word "delivery" in the first line thereof:-

    "to another account in the same legal and tax jurisdiction as the original account"

(i) NO SET-OFF.  Except as expressly  provided  for in Section  2(c) or Section 6 hereof,  and notwithstanding  any other  provision of this  Agreement  or any other  existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or  otherwise  withhold  or suspend or  condition  payment  or  performance  of any obligation  between it and the other party hereunder against any obligation between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination
    Date and determined pursuant to this Section will be subject to any Set-off.".

(j) NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each party  agrees,  upon  learning  of the occurrence  or  existence  of any event or condition  that  constitutes  (or that with the giving of notice or  passage  of time or both  would  constitute)  an Event of  Default or
    Termination  Event with respect to such party,  promptly to give the other party notice of such event or  condition  (or, in lieu of giving  notice of such event or condition in the case of an event or  condition  that with the  giving of notice or passage of time or both would  constitute an Event of Default or Termination  Event with respect to the party,  to cause such event or  condition  to cease to exist  before  becoming an Event of Default or
    Termination  Event);  PROVIDED  that failure to provide  notice of such event or condition pursuant  to this Part 5(j) shall not  constitute  an Event of  Default  or a  Termination
    Event.

(k) REGARDING  PARTY A. Party B acknowledges  and agrees that Party A has had and will have no
    involvement  in  and,   accordingly  Party  A  accepts  no  responsibility  for:  (i)  the establishment,  structure,  or choice of  assets  of Party B;  (ii) the  selection  of any person  performing  services  for or acting on behalf of Party B; (iii) the  selection  of
    Party A as the Counterparty;  (iv) the terms of the  Certificates;  (v) the preparation of or passing on the disclosure and other information  contained in any offering circular for the  Certificates,  the PSA, or any other  agreements or documents  used by Party B or any other party in  connection  with the marketing  and sale of the  Certificates  (other than information  provided by Party A for purposes of the disclosure  document  relating to the
    Certificates);  (vi) the ongoing  operations and  administration of Party B, including the furnishing of any  information  to Party B which is not  specifically  required under this
    Agreement; or (vii) any other aspect of Party B's existence.

(l) RATING AGENCY  APPROVAL ON AMENDMENT.  In addition to the  requirements of Section 9, this
    Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(m) JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting  in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.
(n) LIMITED  RECOURSE  NON-PETITION.  The  liability of Party B in relation to this  Agreement and any Confirmation  hereunder is limited in recourse to assets in the Trust and payments of interest  proceeds and principal  proceeds thereon applied in accordance with the terms of the PSA. Upon  application of all of the assets in the Trust (and proceeds  thereon) in accordance  with the PSA,  Party A shall not be entitled to take any further steps against
    Party B to recover any sums due but still unpaid  hereunder or  thereunder,  all claims in respect of which shall be extinguished.

(o) PAYMENTS  TO  PARTY A  SUBJECT  TO  PRIORITY  OF  PAYMENTS.  Party A hereby  agrees  that, notwithstanding any provision of this agreement to the contrary,  Party B's obligations to pay any amounts  owing under  Section 6(e) of this  Agreement  where Party A is either the
    Defaulting  Party or the sole  Affected  Party  shall be subject to the  payment  priority described  at  Section  4.02 of the PSA and  Party A's right to  receive  payment  of such amounts shall be subject to the payment priority described at Section 4.02 of the PSA.

(p) WAIVER OF JURY TRIAL.  Each party waives,  to the fullest  extent  permitted by applicable law,  any  right  it may  have  to a trial  by jury in  respect  of any  suit,  action  or proceeding  relating  to  this  Agreement  or any  Credit  Support  Document.  Each  party certifies (i) that no  representative,  agent or attorney of the other party or any Credit
    Support  Provider has  represented,  expressly or  otherwise,  that such other party would not, in the event of such a suit,  action or  proceeding,  seek to enforce  the  foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this  Agreement and provide for any Credit  Support  Document,  as  applicable,  by, among other things, the mutual waivers and certifications in this Section.

(q) CONSENT  TO  RECORDING.  Each  party  (i)  consents  to the  recording  of  the  telephone conversations  of trading and marketing  personnel of the parties and their  Affiliates in connection  with this  Agreement  or any  potential  transaction  and (ii) if  applicable, agrees to obtain any  necessary  consent  of, and give notice of such  recording  to, such personnel of it and its Affiliates.

(r) SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be illegal, invalid or unenforceable  (in whole or in part) for any  reason,  the  remaining  terms,  provisions, covenants  and  conditions  hereof  shall  continue  in full  force and  effect as if this
    Agreement  had  been  executed  with  the  illegal,   invalid  or  unenforceable   portion
    eliminated,  so long as this  Agreement  as so  modified  continues  to  express,  without material change,  the original  intentions of the parties as to the subject matter of this
    Agreement  and the  deletion  of such  portion of this  Agreement  will not  substantially impair the respective benefits or expectations of the parties to this Agreement.

(s) ESCROW  PAYMENTS.  If  (whether  by reason of the time  difference  between  the cities in which  payments  or  deliveries  are to be  made  or  otherwise)  it is not  possible  for simultaneous  payments  or  deliveries  to be made on any date on which both  parties  are required to make payments or deliveries  hereunder,  either party may at its option and in
    its  sole   discretion   notify  the  other  party   (Section   2(b)  of  this   Agreement
    notwithstanding)  that  payments or deliveries on that date are to be made in escrow (such party  being the  "Appointing  Party").  In this case,  deposit of the payment or delivery due  earlier on that date will be made by 2.00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the  Appointing  Party, accompanied by irrevocable  payment or delivery  instructions (i) to release the deposited payment or delivery to the  intended  recipient  upon  receipt by the escrow  agent of the required  deposit of the  corresponding  payment or  delivery  from the other party on the same date accompanied by irrevocable payment or delivery  instructions to the same effect, or (ii) if the required  deposit of the  corresponding  payment or delivery is not made on that same date,  to return the  payment or  delivery  deposited  to the party that paid or delivered  it into  escrow.  The  Appointing  Party  will  pay  all  costs  of the  escrow arrangements.  The  Appointing  Party  will bear the risk of any  failure of the [bank] it nominates  to be its escrow agent to fully and promptly  perform the  obligations  of such escrow agent as  contemplated  in this Part 5(s) Any amounts  payable or  deliveries to be made under this  Agreement  by the  Appointing  Party which are not  received by the other party  hereto on the due date will remain due and payable or to be made by the  Appointing
    Party as of such date  (assuming  timely  payment or  delivery  on the due date of amounts payable or  deliveries  to be made by the other party  hereto).  Any amounts or deliveries due from the other  party,  which  have  been paid or  delivered  to the  escrow  agent in accordance with this Part 5(s) (and any instructions in connection  therewith given to the other party by the Appointing  Party) shall be treated as having been paid or delivered by such other party and  received by the  Appointing  Party as of the date on which they were paid or delivered to the  Appointing  Party's  escrow agent.  The  Appointing  Party shall cause the escrow  arrangements  to  provide  that the other  party  shall be  entitled  to interest  on any  payment  due to be  deposited  first  for each day in the  period of its deposit at the rate  offered by the escrow  agent for that day for  overnight  deposits in the relevant  currency in the office where it holds that deposited  payment (at 11:00 a.m.
    local time on that day) if that  payment is not  released  by to the other party 5:00 p.m.
    local time on the date it is deposited for any reason other than the intended  recipient's failure  to make the escrow  deposit it is  required  to make  under this  paragraph  in a timely fashion..

(t) COMPLIANCE WITH REGULATION AB.

    (i) Party  A  agrees  and  acknowledges  that  Depositor  (DEPOSITOR)  is  required  under
    Regulation AB under the  Securities Act of 1933, as amended,  and the Securities  Exchange
    Act of 1934, as amended (the EXCHANGE ACT) (REGULATION AB), to disclose certain  financial information  regarding  Party  A or its  group  of  affiliated  entities,  if  applicable, depending on the  aggregate  "significance  percentage"  of this  Agreement  and any other derivative contracts between Party A or its group of affiliated  entities,  if applicable, and Party B, as calculated  from time to time in  accordance  with Item 1115 of Regulation
    AB.

    (ii)       It  shall  be a swap  disclosure  event  (SWAP  DISCLOSURE  EVENT)  if,  on any
    Business  Day  during the term of the  Transaction,  Depositor  requests  from Party A the applicable financial  information described in Item 1115 of Regulation AB (such request to be based on a reasonable  determination by Depositor, in good faith, that such information is required  under  Regulation AB as a result of the aggregate  "significance  percentage"
    exceeding 10%) (the SWAP FINANCIAL DISCLOSURE).

    (iii)      Upon the occurrence of a Swap  Disclosure  Event,  Party A, at its own expense, shall (a) provide to Depositor the Swap  Financial  Disclosure,  (b) secure another entity to  replace  Party A as party to this  Agreement  on terms  substantially  similar to this
    Agreement  and  subject to prior  notification  to the  Rating  Agencies,  PROVIDED,  that satisfaction  of the S&P  Ratings  Condition  shall be  required  for any  transfer of any
    Transactions  under this clause  (iii)  unless such  transfer  is in  connection  with the assignment  and  assumption  of this  Agreement by such  substitute  counterparty  without modification of its terms,  other than the following terms:  party name, dates relevant to
    the  effective   date  of  such   transfer,   tax   representations   (provided  that  the
    representations  in Part 2(a) are not  modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type  included  in Section (c) of this
    Part 5 and notice  information (in which case, Party A shall provide written notice to S&P with respect thereto),  which entity (or a guarantor  therefor) meets or exceeds the Hedge
    Counterparty  Ratings  Requirement  and which entity is able to comply with the  financial information  disclosure  requirements  of  Item  1115 of  Regulation  AB or (c)  obtain  a guaranty of the Party A's obligations  under this Agreement from an affiliate of the Party
    A that is able to comply with the financial  information  disclosure  requirements of Item
    1115 of Regulation  AB, such that  disclosure  provided in respect of the  affiliate  will satisfy any  disclosure  requirements  applicable  with respect to the  Counterparty,  and cause such  affiliate to provide Swap  Financial  Disclosure.  If permitted by  Regulation
    AB, any required Swap Financial  Disclosure may be provided by  incorporation by reference from reports filed pursuant to the Exchange Act.

(u) THIRD PARTY BENEFICIARY.

    Depositor  shall be an express  third party  beneficiary  of this  Agreement as if a party hereto to the extent of  the Depositor 's rights explicitly specified herein

(v)CREDIT  SUPPORT  DEFAULT.  Section  5(a)(iii)(1)  of this  Agreement is hereby  deleted and replaced with the following:

    "(1) The  occurrence  of an Event of Default  under any Credit  Support  Document  if such
    Event of Default is continuing after any applicable grace period has elapsed;"

(w) TAX.  Notwithstanding  the  definition  of  "Indemnifiable  Tax"  in  Section  14 of  this
    Agreement,  in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an  Indemnifiable  Tax. The provisions of Section  2(d)(ii) of this Agreement  shall not apply to Party B such that Party B shall not be required to pay any additional amounts referred to therein.

(x) CALCULATIONS.  Notwithstanding  Section 6 of this Agreement, so long as Party A is (A) the
sole    Affected  Party  (other  than  pursuant  to an  Illegality  or a Tax Event) or (B) the
Defaulting Party in   respect of any Event of  Default,  paragraphs  (i) to (vii)  below shall apply:

(i)     Notwithstanding  Part 1(f) hereof,  "Market Quotation" shall apply, and the definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

     ""MARKET  QUOTATION" means, with respect to one or more Terminated  Transactions,  a Live
     Bid which is (1) made by a Reference  Market-maker that is an Eligible  Replacement,  (2)
     for an amount that would be paid to Party B (expressed as a negative  number) or by Party
     B (expressed as a positive number) in  consideration of an agreement  between Party B and such Reference  Market-maker to enter into a transaction (the "REPLACEMENT  TRANSACTION")
     that would have the effect of  preserving  for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under
     Section  2(a)(i)  in  respect  of such  Terminated  Transactions  or group of  Terminated
     Transactions  that would, but for the occurrence of the relevant Early  Termination Date, have been required  after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of Transactions  are to be excluded but,  without limitation,  any payment or delivery that would,  but for the relevant Early  Termination
     Date, have been required (assuming  satisfaction of each applicable  condition precedent)
     after  that  Early  Termination  Date is to be  included  and (4)  made in  respect  of a
     Replacement  Transaction  with terms  substantially  the same as those of this  Agreement
     (save for the exclusion of provisions  relating to  Transactions  that are not Terminated
     Transactions)."

(ii)    The  definition of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

     ""SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by Party B based on information provided by the Reference  Market-Maker) equal to the Termination  Currency  Equivalent of the amount (whether  positive or negative) of any Market  Quotation  for the relevant  Terminated  Transaction  or group of  Terminated
     Transactions  that is  accepted  by Party B in  accordance  with the PSA so as to  become legally binding, provided that:

     (1)   If, on the day  falling  ten Local  Business  Days after the day on which the Early
           Termination  Date is  designated  or such later day as Party B in  accordance  with the PSA may  specify in  writing  to Party A (but in either  case no later than the
           Early  Termination  Date) (such day the  "LATEST  SETTLEMENT  AMOUNT  DETERMINATION
           Day"),  no Market  Quotation for the relevant  Terminated  Transaction  or group of
           Terminated  Transactions  has been accepted by Party B in  accordance  with the PSA so as to become legally  binding and one or more Market  Quotations  have been made and remain  capable of becoming  legally  binding upon  acceptance,  the Settlement
           Amount  shall equal the  Termination  Currency  Equivalent  of the amount  (whether positive or negative) of the lowest of such Market  Quotations  (for the  avoidance of  doubt,  the  lowest  of such  Market  Quotations  shall  be the  lowest  Market
           Quotation of such Market  Quotations  expressed as a positive  number or, if any of such Market  Quotations  is expressed as a negative  number,  the Market  Quotation expressed as a negative number with the largest absolute value); and

     (2)   If, on the Latest  Settlement  Amount  Determination  Day, no Market  Quotation for
           the  relevant  Terminated  Transaction  or  group  of  Terminated  Transactions  is accepted  by Party B in  accordance  with the PSA so as to become  legally  binding and no Market  Quotations  have been made and remain  capable of  becoming  legally binding  upon  acceptance,  the  Settlement  Amount  shall  equal  Party  B's  Loss
           (whether  positive or negative  and without  reference  to any Unpaid  Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)   For the purpose of clause (4) of the  definition  of Market  Quotation,  Party B shall determine in  accordance  with the PSA,  based on  information  provided by the  Reference
    Market-Maker,  whether a Live Bid is made in respect  of a  Replacement  Transaction  with commercial  terms  substantially  the  same as  those  of  this  Agreement  (save  for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)    At any time on or before the Latest Settlement  Amount  Determination Day at which two or more Market  Quotations  remain capable of becoming  legally  binding upon  acceptance,
    Party B shall be entitled to accept  only the lowest of such  Market  Quotations  (for the avoidance  of doubt,  the lowest of such  Market  Quotations  shall be the  lowest  Market
    Quotation  of such Market  Quotations  expressed  as a positive  number or, if any of such
    Market Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value).

(v)     If Party B in  accordance  with the PSA requests  Party A in writing to obtain  Market
    Quotations,  Party  A  shall  use  its  reasonable  efforts  to do so  before  the  Latest
    Settlement Amount Determination Day.

(vi)    If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

     "SECOND METHOD AND MARKET  QUOTATION.  If Second Method and Market  Quotation  apply, (1)
     Party B shall  pay to Party A an amount  equal to the  absolute  value of the  Settlement
     Amount in respect of the  Terminated  Transactions,  (2) Party B shall pay to Party A the
     Termination  Currency  Equivalent of the Unpaid  Amounts owing to Party A and (3) Party A shall pay to Party B the Termination  Currency  Equivalent of the Unpaid Amounts owing to
     Party B;  provided  that,  (i) the amounts  payable under (2) and (3) shall be subject to netting in accordance  with Section 2(c) of this Agreement and (ii)  notwithstanding  any other provision of this  Agreement,  any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

(vii)   For purposes of this Part 5(y),

     "ELIGIBLE  REPLACEMENT"  means an entity (A)  satisfying the Hedge  Counterparty  Ratings
     Requirement or (B) whose present and future  obligations  owing to Party B are guaranteed pursuant  to a  guarantee  provided  by a  guarantor  satisfying  the Hedge  Counterparty
     Ratings Requirements.

     "LIVE BID" means a firm  quotation  from a  Reference  Market-maker  that is an  Eligible
     Replacement which, when made, was capable of becoming legally binding upon acceptance.

(y) RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement,  this
    Agreement shall not be amended, no Early Termination Date shall be effectively  designated by Party B, and no transfer of any rights or  obligations  under this  Agreement  shall be made  (other than a transfer of all of Party A's rights and  obligations  with  respect to this  Agreement in  accordance  with Part 5(e) above)  unless each Rating  Agency has been given prior written notice of such amendment, designation or transfer.

(z)  APPLICABLE  RATING AGENCY.  Rating  triggers and other Rating  Agency-related  provisions herein  apply only for so long as that  particular  Rating  Agency is rating  the  swapped notes.

(aa)    TIMING OF  PAYMENTS  BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the  contrary in Section  6(d)(ii),  to the extent that all or a portion (in either  case, the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any
    Early  Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts  other than any upfront  payment  paid to Party B by an Eligible  Replacement that has entered a Replacement  Transaction  with Party B, then such Unfunded Amount shall be due on the next  subsequent  Distribution  Date following the date on which the payment would have been payable as  determined  in accordance  with Section  6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early  Termination  Date is the final Distribution Date, on such final Distribution Date); provided,  however, that if the date on which the payment would have been payable as  determined  in  accordance  with
    Section  6(d)(ii)  is  a  Distribution   Date,  such  payment  will  be  payable  on  such
    Distribution Date.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

         CREDIT SUISSE INTERNATIONAL             U.S. Bank National Association, not in
                                                 its individual capacity but solely as
                                                 Supplemental Interest Trust Trustee on
                                               behalf of the Supplemental Interest Trust
                                                created under the Pooling and Servicing
                                                 Agreement in respect of RAMP 2006-RZ5
                                                                 Trust

By: ______________________________             By:_____________________________________
Name:                                          Name:
Title:                                         Title:

By:_______________________________
Name:
Title:

                                   ELECTIONS AND VARIABLES
                               TO THE ISDA CREDIT SUPPORT ANNEX
                             DATED AS OF DECEMBER 21, 2006, 2006
                                           BETWEEN

                                                      U.S. Bank National Association, not in its
                                             and    individual capacity but solely as Supplemental
        CREDIT SUISSE INTERNATIONAL                     Interest Trust Trustee on behalf of the
                                                     Supplemental Interest Trust created under the
                                                     Pooling and Servicing Agreement in respect of
                                                                  RAMP 2006-RZ5 Trust
  _______________________________________              _________________________________________
                ("Party A")                                           ("Party B")

PARAGRAPH 13.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".

        The  term  "OBLIGATIONS"  as used in this  Annex  includes  the  following  additional obligations:

        With respect to Party A:    None.

        With respect to Party B:    None.

(b)     CREDIT SUPPORT OBLIGATIONS.

        (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

               (A)    "DELIVERY  AMOUNT" has the meaning  specified in Paragraph 3(a),  except that the words "upon a demand made by the Secured  Party"  shall be deleted and the word "that" on the second  line of  Paragraph  3(a) shall be replaced  with the word "a".  Paragraph  4(b) is hereby  amended by the insertion of the words
               "(i) in respect of a Transfer  pursuant to Paragraph 3(b),"  immediately  prior to the words "if a demand  for" and the  insertion  of the words "; and (ii) in respect of a Transfer  pursuant to Paragraph  3(a), the relevant  Transfer will be made not  later  than the  close  of  business  on the  Local  Business  Day following the Valuation Date" immediately prior to the period.

               (B)    "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

               (C)    "CREDIT SUPPORT  AMOUNT" for a Valuation Date shall mean zero;  PROVIDED that,  if the Threshold in respect of Party A is zero on such  Valuation  Date,
               "CREDIT  SUPPORT  AMOUNT"  shall  mean  one  of  the  following  if  one of the following specified events have occurred on such Valuation Date:

                      (i)    if  a  Moody's   Collateralization  Event  has  occurred  and  is
                             continuing  but (a) no Moody's  Rating  Event has occurred and is continuing  or (b) less than 30 Local  Business  Day have elapsed since the last time that no  Moody's  Rating  Event had  occurred and  was  continuing,  "CREDIT  SUPPORT  AMOUNT"  shall  mean  an amount  in USD  equal  to the  greater  of (1) the sum of (a) the
                             Secured  Party's  Exposure and (b) the First  Trigger  Collateral
                             Amount (as  defined  below) for each  Transaction  hereunder  and
                             (2) zero;

                      (ii)   so  long  as  a  Moody's   Ratings  Event  has  occurred  and  is
                             continuing  and 30 or more Local Business Days have elapsed since the last time that no Moody's  Rating  Event had occurred and was continuing,  "CREDIT  SUPPORT AMOUNT" shall mean an amount in USD equal to the  greatest of (1) the sum of (a) the Secured  Party's
                             Exposure  and  (b)  the  Second  Trigger  Collateral  Amount  (as
                             defined  below)  for each  Transaction  hereunder,  (2) an amount equal to the  Floating  Amount  payable  by Party A  pursuant  to each  Transaction  hereunder  in  respect  of the first  Floating
                             Rate  Payer  Payment  Date  scheduled  to occur on or after  such
                             Valuation Date and (3) zero; and

                      (iii)  if an S&P  Collateralization  Event or an S&P  Ratings  Event has
                             occurred and is continuing,  "CREDIT  SUPPORT  AMOUNT" shall mean an amount in USD equal to the  greater  of (1) the sum of (a) the
                             Secured Party's Exposure and (b) the Notional  Volatility  Buffer
                             and (2) zero.  "NOTIONAL  VOLATILITY  BUFFER",  as  determined by the  Valuation  Agent for any date,  means the product of (i) the
                             Notional  Amount  of the  Transaction  on  such  date,  (ii)  the
                             Payment Factor,  and (iii) the Volatility  Buffer  Percentage for
                             such date as set out in the table below on such date,
---------------- ------------ ------------- ---------- -----------
PARTY A S&P      REMAINING    REMAINING     REMAINING  REMAINING
RATING ON SUCH   WEIGHTED     WEIGHTED      WEIGHTED   WEIGHTED
DATE             AVERAGE      AVERAGE       AVERAGE    AVERAGE
                 LIFE         LIFE          LIFE       LIFE
                 MATURITY     MATURITY UP   MATURITY   MATURITY
                 UP TO 3      TO 5 YEARS    UP TO 10   UP TO 30
                 YEARS                      YEARS      YEARS
---------------- ------------ ------------- ---------- -----------
---------------- ------------ ------------- ---------- -----------
S&P S-T Rating   0.00%        0.00%         0.00%      0.00%
of "A-1" or
above
---------------- ------------ ------------- ---------- -----------
---------------- ------------ ------------- ---------- -----------
S&P S-T Rating   2.75%        3.25%         4.0%       4.75%
of "A-2"
---------------- ------------ ------------- ---------- -----------
---------------- ------------ ------------- ---------- -----------
S&P S-T Rating   3.25%        4.00%         5.0%       6.25%
of "A-3"
---------------- ------------ ------------- ---------- -----------
---------------- ------------ ------------- ---------- -----------
S&P L-T Rating   3.50%        4.50%         6.75%      7.50%
of "BB+" or
lower
---------------- ------------ ------------- ---------- -----------

                             L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

                             S-T Rating  means  with  respect to any  Person,  the  unsecured,
                             unguaranteed   and   otherwise   unsupported    short-term   debt
                             obligations of such Person.

                             Payment Factor means 1.

               In  circumstances  where more than one of  Paragraph  13(b)(i)(C)(i),  (ii) and
               (iii) apply,  the Credit Support Amount shall be calculated by reference to the paragraph  which would result in Party A  Transferring  the greatest  amount of
               Eligible Credit  Support.  Under no  circumstances  will Party A be required to
               Transfer more Eligible  Credit Support than the greatest  amount  calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

               FIRST  TRIGGER   COLLATERAL  AMOUNT  means,  in  respect  of  each  Transaction hereunder on any date,  an amount in USD equal to the  Notional  Amount of such
               Transaction on such date  multiplied by the Applicable  Percentage set forth in the table in Exhibit A hereto.

               SECOND  TRIGGER  COLLATERAL  AMOUNT  means,  in  respect  of  each  Transaction hereunder on any date,  an amount in USD equal to the  Notional  Amount of such
               Transaction on such date  multiplied by the Applicable  Percentage set forth in the applicable table in Exhibit B hereto.

        (ii)   ELIGIBLE  COLLATERAL.  On  any  date,  the  following  items  will  qualify  as
               "ELIGIBLE COLLATERAL" for  Party A:

               (A)    VALUATION PERCENTAGE S&P

               --------------------------------------------------------- ----------
               (i)     Cash                                                100%
               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------

               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------
                (ii)   Negotiable  debt  obligations  issued  after  18    98.0%
                       July  1984  by  the  U.S.  Treasury   Department
                       having a residual  maturity on such date of less
                       than 1 year
               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------

               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------
                (iii)  Coupon-bearing   negotiable   debt   obligations    93.8%
                       issued  after 18 July 1984 by the U.S.  Treasury
                       Department  having a residual  maturity  on such
                       date  equal to or  greater  than 1 year but less
                       than 5 years
               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------

               --------------------------------------------------------- ----------
               --------------------------------------------------------- ----------
               (iv)    Coupon-bearing   negotiable   debt   obligations    90.3%
                       issued  after 18 July 1984 by the U.S.  Treasury
                       Department  having a residual  maturity  on such
                       date equal to or  greater  than 5 years but less
                       than 10 years
               --------------------------------------------------------- ----------

               (B)    VALUATION PERCENTAGE MOODY'S

               ---------------- -------------------------- ------------------------
                  INTRUMENT               DAILY                    WEEKLY
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                 U.S. Dollar              100%                      100%
                    Cash
               ---------------- -------------------------- ------------------------
               --------------------------------------------------------------------
                 Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury
                               Department with Remaining Maturity
               --------------------------------------------------------------------
               ---------------- -------------------------- ------------------------
                Less than 1 Year          100%                      100%
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                1 to 2 years              100%                       99%
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                2 to 3 years              100%                       98%
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                3 to 5 years              100%                       97%
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                5 to 7 years              100%                       95%
               ---------------- -------------------------- ------------------------
               ---------------- -------------------------- ------------------------
                7 to 10 years             100%                       94%
               ---------------- -------------------------- ------------------------
               --------------------------------------------------------------------
               Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury
                                           Department
               --------------------------------------------------------------------
               ---------------- -------------------------- ------------------------
               All Maturities             100%                       99%
               ---------------- -------------------------- ------------------------

               In  circumstances  where  both  Paragraph   13(b)(ii)(A)  and  (B)  apply,  the
               Valuation  Percentage for an item of Eligible Collateral shall be calculated by
               reference  to  the  paragraph   which  would  result  in  the  lower  Valuation
               Percentage for such item of Eligible Collateral.

(III)   OTHER ELIGIBLE SUPPORT.  None.

        (iv)   THRESHOLDS.

               (A)    "INDEPENDENT AMOUNT" means with respect to Party A:  Not applicable.

                      "INDEPENDENT AMOUNT" means with respect to Party B:  Not applicable.

(B)     "THRESHOLD" means:

                      With respect to Party A: infinity,  provided that if a Collateralization
                      Event has  occurred and is  continuing,  the  Threshold  with respect to
                      Party  A  shall  be  zero,   unless  (i)  Party  A  has  remedied   such
                      Collateralization  Event in  accordance  with the terms of the Agreement by means  other than  posting  collateral  pursuant  to this Annex and a
                      Ratings Event has not occurred and is not continuing or (ii)(a)  neither a S&P Collateralization  Event nor a Fitch  Collateralization  Event has
                      occurred  and is  continuing  and (b)(1) if a Moody's  Collateralization
                      Event has occurred  and is  continuing,  no more than 30 Local  Business
                      Days have elapsed since the last time that no Moody's  Collateralization
                      Event   had   occurred   and  was   continuing   and   (2)  no   Moody's
                      Collateralization  Event had occurred and was continuing when this Annex was executed,  in which case the Threshold with respect to Party A shall remain infinity; and

                      With respect to Party B: infinity

               (C)    "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and
                       Party  B;  provided,   however,   that  if  the  aggregate  Certificate
                       Principal  Balance of Certificates  rated by S&P ceases to be more than
                       USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

               (D)    ROUNDING.  The  Delivery  Amount  will  be  rounded  up to  the  nearest integral  multiple  of USD  10,000.  The Return  Amount  will be rounded down to the nearest integral multiple of USD 1,000.

(c)     VALUATION AND TIMING.

        (i)    "VALUATION  AGENT"  means  Party  A.  Calculations  by  Party A will be made by reference to commonly accepted market sources.

        (ii)   "VALUATION DATE" means,

               (A)    in   the   event   that  a   Collateralization   Event   other   an  S&P
                      Collateralization  Event has  occurred  and is  continuing,  each  Local
                      Business Day which,  if treated as a Valuation  Date,  would result in a
                      Delivery Amount or a Return Amount; and

               (B)    in the event that only an S&P  Collateralization  Event has occurred and is continuing,  or a Ratings Event has occurred and is  continuing,  the last Local Business Day of each calendar week.

        (iii)  "VALUATION  TIME"  means the  close of  business  in the city of the  Valuation
               Agent  on the  Local  Business  Day  before  the  Valuation  Date  or  date  of calculation,  as  applicable,  provided  that the  calculations  of  Value  and
               Exposure will be made as of approximately the same time on the same date.

        (iv)   "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.

(d)     CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

        No events shall constitute a "Specified Condition."

(e)     SUBSTITUTION.

        (i)    "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

        (ii)   CONSENT.  The  Pledgor  must obtain the Secured  Party's  prior  consent to any substitution  pursuant to  Paragraph  4(d) and shall give to the Secured  Party not less than two (2) Local Business Days' notice thereof  specifying the items of Posted Credit Support intended for substitution.

(f)     DISPUTE RESOLUTION.

        (i)    "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph
               5.

        (ii)   VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the
               Value of  Eligible  Collateral  and Posted  Collateral  will be  calculated  as follows:

               (A)    with respect to any Cash; the amount thereof; and

               (B)    with respect to any Eligible Collateral comprising  securities;  the sum of (a)(x)  the last bid price on such  date for such  securities  on the principal  national  securities  exchange on which such  securities  are listed,  multiplied by the applicable  Valuation Percentage or (y) where any such  securities are not listed on a national  securities  exchange, the bid price for such securities  quoted as at the close of business on such date by any principal  market maker for such  securities  chosen by the Valuation Agent,  multiplied by the applicable  Valuation Percentage or (z) if no such bid price is listed or quoted for such date,  the last bid  price  listed or  quoted  (as the case may be),  as of the day next preceding such date on which such prices were  available;  multiplied by the applicable  Valuation  Percentage;  plus (b) the accrued interest on such  securities  (except to the extent  that such  interest  shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in subparagraph  (a) above) as of such date.

        (iii)  ALTERNATIVE.  The  provisions of Paragraph 5 will apply provided the obligation of the  appropriate  party to deliver the undisputed  amount to the other party will not arise  prior to the time that  would  otherwise  have  applied  to the
               Transfer  pursuant  to, or deemed  made,  under  Paragraph  3 if no dispute had arisen.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i)    ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

               The  Trustee  (as  defined  in the  (PSA)  will  be  entitled  to  hold  Posted
               Collateral pursuant to Paragraph 6(b).

        (ii)   USE OF POSTED  COLLATERAL.  The  provisions of Paragraph 6(c) will not apply to
               Party  B.  Therefore,  Party B will not have  any of the  rights  specified  in
               Paragraph 6(c)(i) or 6(c)(ii).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i)    INTEREST  RATE.  The  "INTEREST  RATE"  will be the  annualized  rate of return actually  achieved on Posted Collateral in the form of Cash during the relevant
               Interest Period.

        (ii)   TRANSFER OF INTEREST  AMOUNT.  The Transfer of the Interest Amount will be made on any Local  Business  Day on which Posted  Collateral  in the form of Cash is
               Transferred  to the Pledgor  pursuant to  Paragraph  3(b),  provided  that such
               Interest Amount has been received prior thereto.

        (iii)  ALTERNATIVE  TO INTEREST  AMOUNT.  The  provisions  of Paragraph  6(d)(ii) will apply.

(i)     ADDITIONAL REPRESENTATION(S).

        There are no additional representations by either party.

(j)     DEMANDS AND NOTICES.

        All demands,  specifications and notices under this Annex will be made pursuant to the
        Notices Section of this Agreement, save that any demand, specification or notice:

        (i)  shall be given to or made at the following addresses:

        If to Party A:

               Address:      One Cabot Square
                             London E14 4QJ
                             England

               Telephone:    44 20 7888 3083
               Facsimile:    44 20 7883 7987
               Attention:    Collateral Management Unit

        If to Party B:

               As set forth in Part 4(a) of the Schedule;

        or at such other  address as the  relevant  party may from time to time  designate  by giving notice (in accordance with the terms of this paragraph)  to the other party;

        (ii)   shall (unless  otherwise stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local Business Day or after the  Notification  Time on any Local
               Business  Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)     ADDRESS FOR TRANSFERS.

        Party A: To be  notified  to Party B by  Party A at the  time of the  request  for the
        Transfer.

        Party B: [To be notified to Party A by Party B at the time of the request for the
        Transfer.]

(l)     OTHER PROVISIONS.

        (i)    ADDITIONAL DEFINITIONS

               As used in this Annex:

               "EQUIVALENT  COLLATERAL"  means,  with  respect  to any  security  constituting
               Posted  Collateral,   a  security  of  the  same  issuer  and,  as  applicable,
               representing  or  having  the same  class,  series,  maturity,  interest  rate, principal  amount  or  liquidation  value  and  such  other  provisions  as are necessary for that security and the security  constituting Posted Collateral to be treated as equivalent in the market for such securities;

               "LOCAL BUSINESS DAY" means:  (i) any day on which commercial banks are open for
               business   (including   dealings  in  foreign  exchange  and  foreign  currency
               deposits)  in  London,   and  (ii)  in  relation  to  a  Transfer  of  Eligible
               Collateral,  a day on which the clearance system agreed between the parties for the delivery of Eligible  Collateral  is open for  acceptance  and execution of settlement  instructions  (or in the  case  of a  Transfer  of  Cash  or  other
               Eligible  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks  are  open for  business  (including  dealings  for foreign  exchange  and foreign  currency  deposits)  in New York and such other places as the parties shall agree); and

               "TRANSACTION-SPECIFIC  HEDGES" has the meaning given to such term in "Framework
               for  De-linking  Hedge   Counterparty  Risks  from  Global  Structured  Finance
               Cashflow  Transactions  Moody's  Methodology"  published  by Moody's  Investors
               Service and dated May 25, 2006.

        (ii)   EVENTS OF DEFAULT

               Paragraph 7 shall be deleted  and  replaced  in its  entirety by the  following paragraph:

               "For the  purposes  of  Section  5(a)(iii)(1)  of this  Agreement,  an Event of
                Default  will exist with  respect to a party if that party  fails (or fails to cause its Custodian) to make,  when due, any Transfer of Posted Credit Support or the  Interest  Amount,  as  applicable,  required to be made by it and that failure  continues  for two  Local  Business  Days  after  the  notice of that failure  is  given  to that  party,  except  that  (A) if such  failure  would constitute an  Additional  Termination  Event under another  provision of this
                Agreement  and (B) no more than 30 Local  Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was  continuing,  then such  failure  shall be an  Additional  Termination  Event and not an Event of
                Default".
..
        (iii)  RETURN OF FUNGIBLE SECURITIES

               In lieu of returning to the Pledgor  pursuant to Paragraphs  3(b),  4(d), 5 and
               8(d) any Posted Collateral  comprising  securities the Secured Party may return
               Equivalent Collateral.

        (iv)   COVENANTS OF THE PLEDGOR

               So long as the Agreement is in effect,  the Pledgor covenants that it will keep the Posted  Collateral free from all security  interests or other  encumbrances created by the Pledgor,  except the security interest created hereunder and any security  interests or other  encumbrances  created by the Secured  Party;  and will not sell, transfer,  assign, deliver or otherwise dispose of, or grant any option  with  respect to any Posted  Collateral  or any  interest  therein,  or create,  incur or permit to exist any pledge,  lien,  mortgage,  hypothecation, security interest,  charge, option or any other encumbrance with respect to any
               Posted  Collateral or any interest  therein,  without the prior written consent of the Secured Party.

        (v)    NO COUNTERCLAIM

               A party's  rights to demand and receive the Transfer of Eligible  Collateral as provided  hereunder  and  its  rights  as  Secured  Party  against  the  Posted
               Collateral  or  otherwise  shall be absolute  and  subject to no  counterclaim, set-off,  deduction or defense in favor of the Pledgor  except as  contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

        (vi)   HOLDING COLLATERAL

               The Secured  Party shall cause any  Custodian  appointed  hereunder to open and maintain a segregated  account (which shall be an Eligible Account,  as defined in the PSA) and to hold,  record and identify all the Posted Collateral in such segregated  account and,  subject to  Paragraph  8(a),  such Posted  Collateral shall at all times be and remain the  property  of the  Pledgor and shall at no time  constitute  the property of, or be  commingled  with the property of, the
               Secured Party or the Custodian.

        (vii)  SECURITY AND PERFORMANCE

               Eligible Collateral  Transferred to the Secured Party constitutes  security and performance  assurance  without  which the Secured  Party  would not  otherwise enter into and continue any and all Transactions.

        (viii) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR

               Party A and Party B agree that,  notwithstanding  anything  to the  contrary in the recital to this Annex,  Paragraph  1(b),  Paragraph 2 or the definitions in
               Paragraph  12, (a) the term  "Secured  Party" as used in this Annex  means only
               Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c)
               only Party A makes the pledge and grant in Paragraph 2, the  acknowledgment  in the final  sentence of Paragraph  8(a) and the  representations  in Paragraph 9 and (d) only Party A will be required  to make  Transfers  of  Eligible  Credit
               Support hereunder.

        (ix)   EXTERNAL VERIFICATION OF MARK-TO-MARKET VALUATIONS.

               On each  Valuation  Date  occurring  while  an S&P  Collateralization  Event is continuing,  Party A shall provide to S&P not later than the Notification  Time on the Local Business Day following such  Valuation  Date its  calculations  of
               Exposure  and the S&P Value of any  Eligible  Credit  Support or Posted  Credit
               Support  for  that   Valuation   Date.   Every   month  after  the   unsecured,
               unguaranteed  and otherwise  unsupported  long-term  debt  obligations  of each
               Relevant  Entity  are  rated  below  BBB+ by S&P,  unless  otherwise  agreed in writing  with S&P,  Party A will  verify its  determination  of Exposure of the
               Transaction  and any  Posted  Credit  Support  on the  next  Valuation  Date by
               seeking   quotations   from  two  (2)   Reference   Market-makers   for   their
               determination  of Exposure of the  Transaction  on such  Valuation Date and the
               Valuation  Agent will use the  greater of either (a) its own  determination  or
               (b) the highest quotation for a Reference Market-maker,  if applicable, for the next Valuation Date;  provided,  that this Paragraph 13(l)(ix) shall only apply to the extent  that the  Certificates  outstanding  at such time (as defined in the PSA) are  rated  higher  by S&P  than  the S&P L-T  Rating  of Party A; and
               provided   further,   that  Party  A  shall  not  seek   verification   of  its
               determination   of  Exposure  as  described   above  from  the  same  Reference
               Market-maker  more than four times in any  twelve-month  period.  Party A shall provide to S&P copies of such verification details.

        (x)    EXPENSES.

               Notwithstanding  Paragraph 10(a), the Pledgor will be responsible for, and will reimburse  the Secured Party for, all transfer  costs  involved in the Transfer of Eligible  Collateral  from the Pledgor to the Secured Party (or any agent or custodian for  safekeeping  of the Secured Party) or from the Secured Party (or any agent or custodian  for  safekeeping  of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

         CREDIT SUISSE INTERNATIONAL           U.S.  BANK  NATIONAL  ASSOCIATION,  NOT IN ITS
                                               INDIVIDUAL     CAPACITY    BUT    SOLELY    AS
                                               SUPPLEMENTAL  INTEREST TRUST TRUSTEE ON BEHALF
                                               OF THE  SUPPLEMENTAL  INTEREST  TRUST  CREATED
                                               UNDER THE POOLING AND  SERVICING  AGREEMENT IN
                                               RESPECT OF RAMP 2006-RZ5 TRUST

By: ________________________                   By:_______________________________
Name:                                          Name:
Title:                                         Title:

By:_________________________
Name:
Title:

                                          EXHIBIT A

                    FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

        For Transactions that are swaps, caps, floors and transaction-specific hedges:

--------------------- ------------------------------------- -------------------------------------
 WEIGHTED AVERAGE             INTEREST RATE HEDGES                    CURRENCY HEDGES
 LIFE OF HEDGE IN
       YEARS
--------------------- ------------------------------------- -------------------------------------
--------------------- ---------------------------------------------------------------------------
                                                   VALUATION DATES:
--------------------- ---------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------
                            DAILY             WEEKLY              DAILY             WEEKLY
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Less than 1 year            0.15%              0.25%              1.10%              2.20%
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         0.30%              0.50%              1.20%              2.40%
than 1 year but
less than 2 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         0.40%              0.70%              1.30%              2.60%
than 2 years but
less than 3 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         0.60%              1.00%              1.40%              2.80%
than 3 years but
less than 4 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         0.70%              1.20%              1.50%              2.90%
than 4 years but
less than 5 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         0.80%              1.40%              1.60%              3.10%
than 5 years but
less than 6 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.00%              1.60%              1.60%              3.30%
than 6 years but
less than 7 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.10%              1.80%              1.70%              3.40%
than 7 years but
less than 8 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.20%              2.00%              1.80%              3.60%
than 8 years but
less than 9 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.30%              2.20%              1.90%              3.80%
than 9 years but
less than 10 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.40%              2.30%              1.90%              3.90%
than 10 years but
less than 11 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.50%              2.50%              2.00%              4.00%
than 11 years but
less than 12 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.60%              2.70%              2.10%              4.10%
than 12 years but
less than 13 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.70%              2.80%              2.10%              4.30%
than 13 years but
less than 14 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.80%              3.00%              2.20%              4.40%
than 14 years but
less than 15 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.90%              3.20%              2.30%              4.50%
than 15 years but
less than 16 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              3.30%              2.30%              4.60%
than 16 years but
less than 17 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              3.50%              2.40%              4.80%
than 17 years but
less than 18 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              3.60%              2.40%              4.90%
than 18 years but
less than 19 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              3.70%              2.50%              5.00%
than 19 years but
less than 20 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              3.90%              2.50%              5.00%
than 20 years but
less than 21 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 21 years but
less than 22 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 22 years but
less than 23 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 23 years but
less than 24 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 24 years but
less than 25 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 25 years but
less than 26 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 26 years but
less than 27 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 27 years but
less than 28 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 28 years but
less than 29 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.00%              4.00%              2.50%              5.00%
than 29 years but
less than 30 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to 30 years           2.00%              4.00%              2.50%              5.00%
--------------------- ------------------ ------------------ ------------------ ------------------

                                          EXHIBIT B

                   SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

        For  Transactions  that are swaps  (excludes  caps,  floors  and  transaction-specific hedges):

--------------------- ------------------------------------- -------------------------------------
 WEIGHTED AVERAGE             INTEREST RATE SWAPS                      CURRENCY SWAPS
 LIFE OF HEDGE IN
       YEARS
--------------------- ------------------------------------- -------------------------------------
--------------------- ---------------------------------------------------------------------------
                                                   VALUATION DATES:
--------------------- ---------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------
                            DAILY             WEEKLY              DAILY             WEEKLY
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Less than 1 year            0.50%              0.60%              6.10%              7.25%
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.00%              1.20%              6.30%              7.50%
than 1 year but
less than 2 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.50%              1.70%              6.40%              7.70%
than 2 years but
less than 3 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.90%              2.30%              6.60%              8.00%
than 3 years but
less than 4 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.40%              2.80%              6.70%              8.20%
than 4 years but
less than 5 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.80%              3.30%              6.80%              8.40%
than 5 years but
less than 6 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         3.20%              3.80%              7.00%              8.60%
than 6 years but
less than 7 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         3.60%              4.30%              7.10%              8.80%
than 7 years but
less than 8 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         4.00%              4.80%              7.20%              9.00%
than 8 years but
less than 9 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         4.40%              5.30%              7.30%              9.20%
than 9 years but
less than 10 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         4.70%              5.60%              7.40%              9.30%
than 10 years but
less than 11 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         5.00%              6.00%              7.50%              9.50%
than 11 years but
less than 12 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         5.40%              6.40%              7.60%              9.70%
than 12 years but
less than 13 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         5.70%              6.80%              7.70%              9.80%
than 13 years but
less than 14 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.00%              7.20%              7.80%             10.00%
than 14 years but
less than 15 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.30%              7.60%              7.90%             10.00%
than 15 years but
less than 16 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.60%              7.90%              8.00%             10.00%
than 16 years but
less than 17 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.90%              8.30%              8.10%             10.00%
than 17 years but
less than 18 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.20%              8.60%              8.20%             10.00%
than 18 years but
less than 19 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.50%              9.00%              8.20%             10.00%
than 19 years but
less than 20 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.80%              9.00%              8.30%             10.00%
than 20 years but
less than 21 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.40%             10.00%
than 21 years but
less than 22 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.50%             10.00%
than 22 years but
less than 23 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.60%             10.00%
than 23 years but
less than 24 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.60%             10.00%
than 24 years but
less than 25 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.70%             10.00%
than 25 years but
less than 26 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.80%             10.00%
than 26 years but
less than 27 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.80%             10.00%
than 27 years but
less than 28 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.90%             10.00%
than 28 years but
less than 29 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.00%              9.00%              8.90%             10.00%
than 29 years but
less than 30 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to 30 years           8.00%              9.00%              9.00%             10.00%
--------------------- ------------------ ------------------ ------------------ ------------------

        For Transactions that are caps, floors, swaptions and transaction-specific hedges:

--------------------- ------------------------------------- -------------------------------------
 WEIGHTED AVERAGE             INTEREST RATE HEDGES                    CURRENCY HEDGES
 LIFE OF HEDGE IN
       YEARS
--------------------- ------------------------------------- -------------------------------------
--------------------- ---------------------------------------------------------------------------
                                                   VALUATION DATES:
--------------------- ---------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------
                            DAILY             WEEKLY              DAILY             WEEKLY
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Less than 1 year            0.65%              0.75%              6.30%              7.40%
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.30%              1.50%              6.60%              7.80%
than 1 year but
less than 2 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         1.90%              2.20%              6.90%              8.20%
than 2 years but
less than 3 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         2.50%              2.90%              7.10%              8.50%
than 3 years but
less than 4 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         3.10%              3.60%              7.40%              8.90%
than 4 years but
less than 5 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         3.60%              4.20%              7.70%              9.20%
than 5 years but
less than 6 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         4.20%              4.80%              7.90%              9.60%
than 6 years but
less than 7 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         4.70%              5.40%              8.20%              9.90%
than 7 years but
less than 8 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         5.20%              6.00%              8.40%             10.20%
than 8 years but
less than 9 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         5.70%              6.60%              8.60%             10.50%
than 9 years but
less than 10 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.10%              7.00%              8.80%             10.70%
than 10 years but
less than 11 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         6.50%              7.50%              9.00%             11.00%
than 11 years but
less than 12 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.00%              8.00%              9.20%             11.30%
than 12 years but
less than 13 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.40%              8.50%              9.40%             11.50%
than 13 years but
less than 14 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         7.80%              9.00%              9.60%             11.80%
than 14 years but
less than 15 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.20%              9.50%              9.80%             11.80%
than 15 years but
less than 16 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         8.60%              9.90%             10.00%             12.00%
than 16 years but
less than 17 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         9.00%             10.40%             10.10%             12.00%
than 17 years but
less than 18 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         9.40%             10.80%             10.30%             12.00%
than 18 years but
less than 19 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater         9.70%             11.00%             10.50%             12.00%
than 19 years but
less than 20 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             10.70%             12.00%
than 20 years but
less than 21 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             10.80%             12.00%
than 21 years but
less than 22 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 22 years but
less than 23 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 23 years but
less than 24 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 24 years but
less than 25 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 25 years but
less than 26 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 26 years but
less than 27 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 27 years but
less than 28 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 28 years but
less than 29 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to or greater        10.00%             11.00%             11.00%             12.00%
than 29 years but
less than 30 years
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Equal to 30 years          10.00%             11.00%             11.00%             12.00%
--------------------- ------------------ ------------------ ------------------ ------------------

                                    FACSIMILE COVER SHEET

To:                   U.S. Bank National Association, not in its individual capacity but solely as
                      Supplemental Interest Trust Trustee on behalf of the SupplementalInterest
                      Trust created under the Pooling and Servicing Agreement in respect of  RAMP 2006-RZ5 Trust

Attention:            Heakyung Chung, CSIN Marketer

Fax number:           To be hand delivered by Heakyung Chung

Date:                               21 December 2006

Pages (including cover page):               5

Our Reference No: External ID:      9364682NOV  / Risk ID: 563520002

Credit  Suisse  International  has entered into a  transaction  with you as  attached.  Please
find  attached  a  letter  agreement  (the  "Confirmation")   which  confirms  the  terms  and
conditions of the above transaction.

If you agree with the terms  specified  therein,  PLEASE  ARRANGE FOR THE  CONFIRMATION  TO BE
SIGNED  BY YOUR  AUTHORISED  SIGNATORIES  and  return  a  signed  copy to this  office  to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                     FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370               Telephone numbers: (212) 538-4437 / (212)
Facsimile number: (917) 326-8603                538-8297 / (212) 325-5119
Email:                                          Facsimile number: (212) 325-8173
list.otc-inc-accept-ny@credit-suisse.com
FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email:
list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual  or entity  to  which  it is  addressed  and may  contain  information  which  is  privileged  and confidential.  If the reader of this message is not the  intended  recipient or an employee or agent  responsible  for  delivering  the  message to the  intended  recipient,  you are hereby notified that any  dissemination,  distribution or copying of this  communication  is strictly prohibited.  If you have received this  communication  in error,  please notify us immediately by telephone and return the original message to us by mail. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                          Novation Confirm RAMP 2006-RZ5
                                    NOVATION CONFIRMATION

Date:   21 December 2006

To:     U.S.  Bank  National  Association,  not in  its  individual  capacity  but  solely  as
supplemental   interest    trust trustee on behalf of the supplemental  interest trust created
under the Pooling and Servicing     Agreement in respect of RAMP 2006-RZ5 Trust

To:     Credit Suisse Management LLC

From:   Credit Suisse International "CSIN"

Re:     Novation Transaction

External ID: 9364682NOV
______________________________________________________________________________

Dear Sir/Madam:

        The  purpose of this  letter is to confirm the terms and  conditions  of the  Novation
Transaction  entered into between the parties and effective  from the Novation Date  specified below.  This  Novation  Confirmation  constitutes a  "Confirmation"  as referred to in the New
Agreement specified below.

        1.     The definitions and provisions  contained in the 2004 ISDA Novation Definitions
(the  "Definitions")  and the terms and provisions of the 2000 ISDA  definitions (the "Product
Definitions"),  each as  published by the  International  Swaps and  Derivatives  Association,
Inc. and amended from time to time, are  incorporated  in this Novation  Confirmation.  In the event of any inconsistency  between (i) the Definitions,  (ii) the Product  Definitions and/or
(iii) the Novation Agreement and this Novation  Confirmation,  this Novation Confirmation will govern.  In the event of any  inconsistency  between  the  Novation  Confirmation  and the New
Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

        2.     The terms of the  Novation  Transaction  to which  this  Novation  Confirmation relates are as follows:

          Novation Date:                          21 December 2006

          Novated Amount:                         USD505,080,000

          Transferor:                             Credit Suisse Management LLC

          Transferee:                             U.S. Bank National Association, not in its
                                                  individual capacity but solely as supplemental
                                                  interest trust
                                                  trustee on behalf of the supplemental interest
                                                  trust created under the Pooling and Servicing
                                                  Agreement
                                                  in respect of RAMP 2006-RZ5 Trust

          Remaining Party:                        Credit Suisse International

          New Agreement (between  Transferee and  1992 ISDA Master Agreement dated as of
          Remaining Party):                       21 December 2006

        3.     The terms of the Old Transaction to which this Novation  Confirmation  relates, for identification purposes, are as follows:

          Trade Date of Old Transaction:                       15 December 2006
          Effective Date of Old Transaction:                   21 December 2006
          Termination Date of Old Transaction:                 25 December 2011

        4.     The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

          Full First Calculation Period:                      Applicable

5.      Miscellaneous Provisions:

        The parties acknowledge that the Transferor has paid the Upfront Payment to the
        Remaining Party as described in the New Confirmation and therefore the Transferee shall have no obligation to make any Upfront Payment.

          Non-Reliance:                                       Applicable

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the  United  States of America  (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a  principal  with  respect  to this  Transaction  and  shall  have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction as principal.  The time at which the above  transaction was executed will be notified to the parties on request.

        The parties confirm their  acceptance to be bound by this Novation  Confirmation as of the Novation  Date by executing a copy of this Novation  Confirmation  and returning it to us.
The  Transferor,  by its  execution  of a copy of this  Novation  Confirmation,  agrees to the terms of the Novation  Confirmation as it relates to the Old Transaction.  The Transferee,  by its  execution of a copy of this  Novation  Confirmation,  agrees to the terms of the Novation
Confirmation as it relates to the New Transaction.

Credit Suisse International

By:  ________________________________
 Name:
 Title:

Credit Suisse Management LLC

By:  ________________________________
 Name:
 Title:

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of RAMP 2006-RZ5 Trust

By:  ________________________________
 Name:
 Title:

                                          EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s)
dated prior to the date hereof in respect of this New Transaction.